JAYHAWK ENERGY INC.

Evaluation of Crude Oil Reserves

Based on Constant Prices and Costs

As of September 30, 2013

McDaniel

& Associates Consultants Ltd.

JAYHAWK ENERGY INC.

Evaluation of Crude Oil Reserves
Based on Constant Prices and Costs
As of September 30, 2013

Prepared For:

JayHawk Energy Inc.
611 East Sherman
Coeur d'Alene, Idaho
United States 83814

Prepared By:

McDaniel & Associates Consultants Ltd.
2200, 255 – 5th Avenue SW
Calgary, Alberta
T2P 3G6

January 2014

JAYHAWK ENERGY INC.

TABLE OF CONTENTS

APPENDIX 6 PROVED AND PROBABLE PRODUCING RESERVES

APPENDIX 7 PROVED AND PROBABLE UNDEVELOPED RESERVES

APPENDIX 8 SUMMARY OF RESERVE ESTIMATES

APPENDIX 9 COMPANY INTEREST DATA

APPENDIX 10 DETAILED PROPERTY REPORT

January 23, 2014

JayHawk Energy Inc.
611 East Sherman
Coeur d'Alene, Idaho
United States 83814

Attention: Mr. Kelly Stopher, Chief Financial Officer

Reference: **JayHawk Energy Inc.**
Evaluation of Crude Oil Reserves
Constant Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved and probable crude oil reserves and the net present values of these reserves for the petroleum interests of JayHawk Energy Inc., hereinafter referred to as the "Company", as of September 30, 2013. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with the Canadian standards set out in the Canadian Oil and Gas Evaluation Handbook (COGEH) and National Instrument 51-101 (NI 51-101), except that income tax calculations have been excluded.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month crude oil, natural gas and natural gas product prices for the 12 month period from October 2012 to September 2013 with no inflation of operating or capital costs and were presented in US dollars. All of the future net revenues and net present value estimates in this report are presented before income taxes. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The property evaluated in this report was indicated to include essentially all of the Company's conventional petroleum interests in the Crosby area in the State of North Dakota, USA.

The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company's properties and a summary of the forecast production, net revenue and reserves distributions are presented graphically in this section. Tables summarizing the reserves, production and revenues for the various reserves classes are presented in Appendices 1 to 8. A summary of the Company's interests and encumbrances in each property is presented in Appendix 9. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the "Evaluation Methodology" section.

Detailed reserves estimates, future net revenue forecasts and other supporting data for each of the properties that were reviewed in detail were provided in the Detailed Property Report in Appendix 10. A detailed description of the economic factors employed to derive the future net revenue forecasts were also included therein.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. Individual property reserves estimates may not reflect the same confidence level as required by the reserves definitions for the overall group of properties. Consequently, McDaniel & Associates reserves the right to re-assess the reserves estimates and future net revenues for any individual property or group of properties if considered in isolation.

This report was prepared by McDaniel & Associates Consultants Ltd. for the exclusive use of JayHawk Energy Inc. and is not to be reproduced, distributed or made available, in whole or in part, to any person, company or organization other than JayHawk Energy Inc. without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.
APEGA PERMIT NUMBER: P3145

"signed by B. J. Wurster"	"signed by D. L. Newman"
B. J. Wurster, P. Eng.	D. L. Newman, P. Geol.

BJW/DLN:jep
[13-0383

CERTIFICATE OF QUALIFICATION

I, Bryan J. Wurster, Petroleum Engineer of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1. That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Jayhawk Energy Inc., the report entitled "Jayhawk Energy Inc., Evaluation of Crude Oil Reserves, Based on Constant Prices and Costs, As of September 30, 2013", dated January 23, 2014, and that I was involved in the preparation of this report.

2. That I attended the University of Manitoba in the years 1993 to 1997 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta; that I am a member of the Society of Petroleum Engineers and that I have in excess of fifteen years of experience in oil and gas reservoir studies and evaluations.

3. That McDaniel & Associates Consultants Ltd., its officers or employees, have no direct or indirect interest, nor do they expect to receive any direct or indirect interest in any properties or securities of Jayhawk Energy Inc., any associate or affiliate thereof.

4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

PROFESSIONAL ENGINEER BRYAN J. WURSTER ALBERTA

"signed by B. J. Wurster"

____

B. J. Wurster, P. Eng.

Calgary, Alberta
Dated: January 23, 2014

CERTIFICATE OF QUALIFICATION

I, David L. Newman, Petroleum Geologist of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1. That I am a Geologist of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Jayhawk Energy Inc., the report entitled "Jayhawk Energy Inc., Evaluation of Crude Oil Reserves, Based on Constant Prices and Costs, As of September 30, 2013", dated January 23, 2014, and that I was involved in the preparation of this report.

2. That I attended Memorial University of Newfoundland in the years 1989 to 1998, graduating with a Bachelor of Science degree in Geology; that I am a member of the Canadian Society of Petroleum Geologists and American Society of Petroleum Geologists; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of twelve years of experience in oil and gas reservoir studies and evaluations.

3. That McDaniel & Associates Consultants Ltd., its officers or employees, have no direct or indirect interest, nor do they expect to receive any direct or indirect interest in any properties or securities of Jayhawk Energy Inc., any associate or affiliate thereof.

4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

“signed by D. L. Newman”

____

D. L. Newman, P. Geol.

Calgary, Alberta
Dated: January 23, 2014

JayHawk Energy Inc.

Table A

Total Company Reserves and Net Present Value
Constant Prices and Costs as of September 30, 2013
Total Reserves
Total Company

	Company Share of Remaining Reserves (Mbbl, MMcf, Mlt)			Company Share of Net Present Value Before Income Tax (M$) (5)				
	Gross (1)	RI (2)	Net (3)	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
Proved Developed Producing Reserves								
Light and Medium Oil	46.1	-	39.3	1,066.9	965.6	878.4	804.1	740.9
Total				**1,066.9**	**965.6**	**878.4**	**804.1**	**740.9**
Proved Undeveloped Reserves								
Light and Medium Oil	26.0	-	21.6	223.8	100.4	9.3	-58.8	-110.3
Total				**223.8**	**100.4**	**9.3**	**-58.8**	**-110.3**
Total Proved Reserves								
Light and Medium Oil	72.1	-	60.9	1,290.7	1,066.0	887.7	745.3	630.6
Total				**1,290.7**	**1,066.0**	**887.7**	**745.3**	**630.6**
Probable Developed Producing Reserves								
Light and Medium Oil	12.7	-	10.8	319.2	245.5	192.3	153.7	125.2
Total				**319.2**	**245.5**	**192.3**	**153.7**	**125.2**
Probable Undeveloped Reserves								
Light and Medium Oil	9.7	-	8.1	432.8	317.5	243.4	193.8	159.1
Total				**432.8**	**317.5**	**243.4**	**193.8**	**159.1**
Total Probable Reserves								
Light and Medium Oil	22.4	-	18.9	752.0	562.9	435.7	347.4	284.3
Total				**752.0**	**562.9**	**435.7**	**347.4**	**284.3**
Proved & Probable Developed Producing Reserves								
Light and Medium Oil	58.8	-	50.1	1,386.1	1,211.1	1,070.7	957.8	866.1
Total				**1,386.1**	**1,211.1**	**1,070.7**	**957.8**	**866.1**
Proved & Probable Undeveloped Reserves								
Light and Medium Oil	35.7	-	29.7	656.6	417.8	252.7	134.9	48.8
Total				**656.6**	**417.8**	**252.7**	**134.9**	**48.8**
Total Proved & Probable Reserves								
Light and Medium Oil	94.5	-	79.8	2,042.7	1,628.9	1,323.4	1,092.7	914.9
Total				**2,042.7**	**1,628.9**	**1,323.4**	**1,092.7**	**914.9**

(1) Gross reserves are working interest reserves before royalty deductions.
(2) Royalty interest reserves.
(3) Net reserves include working interest after royalty deductions plus royalty interest reserves.
(4) Barrels of Oil Equivalent based on 6.0:1 for Natural Gas, 1.0:1 for Condensate and C5+, 1.0:1 for Ethane,1.0:1 for Propane, 1.0:1 for Butanes, 1.0:1 for NGL Mix. NPV/BOE based on Co. Share BOE reserves. BOE's may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.
(5) Costs associated with extraction of natural gas products have in most cases been deducted from the natural gas revenues.

JayHawk Energy Inc.

Table A

Total Company Reserves and Net Present Value
Constant Prices and Costs as of September 30, 2013
Total Reserves
Total Company

	Company Share of Remaining Reserves (MBOE)			Company Share of Net Present Value Before Income Tax ($/BOE)				
	Gross (1)	RI (2)	Net (3)	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%	@ 20.0%
BOE Reserves and NPV/BOE(4)								
Proved Developed Producing	46.1	-	39.3	23.15	20.95	19.06	17.45	16.08
Proved Undeveloped	26.0	-	21.6	8.61	3.86	0.36	-2.26	-4.24
Total Proved	72.1	-	60.9	17.91	14.79	12.31	10.34	8.75
Probable Developed Producing	12.7	-	10.8	25.13	19.33	15.14	12.10	9.86
Probable Undeveloped	9.7	-	8.1	44.58	32.70	25.07	19.96	16.39
Total Probable	22.4	-	18.9	33.56	25.12	19.44	15.50	12.69
Proved & Probable Developed Producing	58.8	-	50.1	23.58	20.60	18.21	16.29	14.73
Proved & Probable Undeveloped	35.7	-	29.7	18.39	11.70	7.08	3.78	1.37
Total Proved & Probable	94.5	-	79.8	21.62	17.24	14.01	11.56	9.68

(1) Gross reserves are working interest reserves before royalty deductions.
(2) Royalty interest reserves.
(3) Net reserves include working interest after royalty deductions plus royalty interest reserves.
(4) Barrels of Oil Equivalent based on 6.0:1 for Natural Gas, 1.0:1 for Condensate and C5+, 1.0:1 for Ethane,1.0:1 for Propane, 1.0:1 for Butanes, 1.0:1 for NGL Mix. NPV/BOE based on Co. Share BOE reserves. BOE's may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.
(5) Costs associated with extraction of natural gas products have in most cases been deducted from the natural gas revenues.


Saskatchewan
Manitoba
Crosby
North Dakota
Montana
Minnesota
Bismarck
South Dakota
1:3,000,000
0
50
100
Kilometers
JayHawk Energy Inc.
Property Location Map
ND / lmb
20-Jan-14
McDaniel

JayHawk Energy Inc.

Forecast Prices and Costs as of September 30, 2013
Total Company
Company Share Sales



Crude Oil Production Profile
Production - bbl/day
100
10
1
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
History
Reference Date
Proved Producing
Total Proved
Proved & Probable



Future Net Operating Income (Before Capital Costs)
Net Operating Income - $M/yr
700
600
500
400
300
200
100
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Proved Producing
Total Proved
Proved & Probable

JayHawk Energy Inc.

Forecast Prices and Costs as of September 30, 2013
Reserves Distribution by Reserves Class and Product

Reserves Distribution by Reserves Class


PAUD
10%
PADP
13%
PDP
49%
PUD
28%

Reserves Distribution by Product
Total Proved Reserves


Light/Medium Oil
100%

Reserves Distribution by Product
Total Proved & Probable Reserves


Light/Medium Oil
100%

McDaniel & Associates Consultants Ltd.

October 1, 2013 Constant Product Price Schedule

Crude Oil Prices

West Texas Intermediate ($U.S./bbl) (1)	95.65

1) Based on the average first-day-of-the-month price for the months of October 2012 to September 2013. Oil prices based on postings from Flint Hills, Imperial, Shell and Suncor.

SC130110

Evaluation of Crude Oil Reserves
Based on Constant Prices and Costs
As of September 30, 2013

Evaluation Methodology

INTRODUCTION

Estimates of the proved and probable crude oil reserves and the associated net present values before income taxes attributable to the properties of the Company have been presented in this report as of September 30, 2013. Reserves estimates were prepared for one property in which the Company was indicated to have an interest in North Dakota, USA based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company's files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for United States properties.

Detailed reserves estimates, future net revenue forecasts and other supporting data for each of the properties that were reviewed in detail were provided in the Detailed Property Report in Appendix 10. A detailed description of the economic factors employed to derive the future net revenue forecasts were also included therein.

The effective date of this report is September 30, 2013. The reserves estimates presented herein were based on the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (COGEH) and National Instrument 51-101 (NI 51-101). A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil in-place were based on individual well petrophysical interpretations, geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and/or increasing gas-oil and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information

was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

RESERVES DEFINITIONS

The crude oil, natural gas and natural gas products reserves estimates presented in this report have been based on the definitions and guidelines prepared by the Standing Committee on Reserves Definitions of the CIM (Petroleum Society) as presented in the COGE Handbook. A summary of those definitions is presented below.

Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on:

- analysis of drilling, geological, geophysical and engineering data;
- the use of established technology; and
- specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates

- **Proved reserves** are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.
- **Probable reserves** are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.
- **Possible reserves** are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Other criteria that must also be met for the categorization of reserves are provided in the COGE Handbook.

Development and Production Status

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories:

- **Developed reserves** are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (for example, when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

- **Developed producing reserves** are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

- **Developed non-producing reserves** are those reserves that either have not been on production, or have previously been on production, but are shut-in, and the date of resumption of production is unknown.

- **Undeveloped reserves** are those reserves expected to be recovered from known accumulations where a significant expenditure (for example, when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

  In multi-well pools it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities and completion intervals in the pool and their respective development and production status.

Levels of Certainty for Reported Reserves

The qualitative certainty levels referred to in the definitions above are applicable to individual reserves entities (which refers to the lowest level at which reserves calculations are performed) and to reported reserves (which refers to the highest-level sum of individual entity estimates for which reserves estimates are presented). Reported reserves should target the following levels of certainty under a specific set of economic conditions:

- at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves;

- at least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable reserves; and
- at least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved plus probable plus possible reserves.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in the COGE Handbook.

NET PRESENT VALUE ESTIMATES

The net present values of the crude oil reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question.

The Company's share of future crude oil revenue was derived by employing the Company's share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. Overriding royalties payable to others were estimated based on the indicated applicable rates.

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company's share of future net revenues. An allowance for future well abandonment costs was made for all of the Company's working interest wells, however, no allowance was made for the reclamation of well sites or the abandonment and reclamation of any facilities. The net present values were then obtained by employing 5, 10, 15, and 20 percent nominal annual discount rates compounded monthly.

The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report.

All of the future net revenues and net present values estimated in this report are presented before income taxes.

The future net revenue forecasts and net present value estimates for the probable reserves were calculated by subtracting the total proved forecasts from the proved plus probable forecasts.

Summaries of the Company's share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 8.

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Total Proved

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	1.52	15.3	1.4	77.65	109.6	-	-	-	-	-	-	-	-	-	-	-	-	109.6
2014	3.52	36.8	13.4	77.65	1,042.7	-	-	-	-	-	-	-	-	-	-	-	-	1,042.7
2015	3.90	38.6	14.1	77.65	1,092.8	-	-	-	-	-	-	-	-	-	-	-	-	1,092.8
2016	3.52	28.0	10.2	77.65	795.0	-	-	-	-	-	-	-	-	-	-	-	-	795.0
2017	3.25	22.0	8.0	77.65	622.5	-	-	-	-	-	-	-	-	-	-	-	-	622.5
2018	3.25	18.9	6.9	77.65	534.9	-	-	-	-	-	-	-	-	-	-	-	-	534.9
2019	3.25	16.6	6.1	77.65	469.8	-	-	-	-	-	-	-	-	-	-	-	-	469.8
2020	3.25	14.8	5.4	77.65	419.9	-	-	-	-	-	-	-	-	-	-	-	-	419.9
2021	2.06	9.1	3.3	77.65	258.1	-	-	-	-	-	-	-	-	-	-	-	-	258.1
2022	0.98	4.5	1.7	77.65	128.4	-	-	-	-	-	-	-	-	-	-	-	-	128.4
2023	0.65	2.9	1.1	77.65	81.7	-	-	-	-	-	-	-	-	-	-	-	-	81.7
2024 (7)	0.65	2.5	0.5	77.65	42.0	-	-	-	-	-	-	-	-	-	-	-	-	42.0
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr			**72.1**	**77.65**	**5,597.2**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**5,597.2**

Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	16.3	-	-	-	-	16.3	14.8	109.6	-	109.6	16.3	-	93.3
2014	161.2	-	-	-	-	161.2	15.5	1,042.7	-	1,042.7	161.2	-	881.4
2015	171.6	-	-	-	-	171.6	15.7	1,092.8	-	1,092.8	171.6	-	921.1
2016	123.7	-	-	-	-	123.7	15.6	795.0	-	795.0	123.7	-	671.3
2017	96.3	-	-	-	-	96.3	15.5	622.5	-	622.5	96.3	-	526.2
2018	82.4	-	-	-	-	82.4	15.4	534.9	-	534.9	82.4	-	452.5
2019	72.2	-	-	-	-	72.2	15.4	469.8	-	469.8	72.2	-	397.7
2020	64.4	-	-	-	-	64.4	15.3	419.9	-	419.9	64.4	-	355.5
2021	40.7	-	-	-	-	40.7	15.8	258.1	-	258.1	40.7	-	217.4
2022	20.9	-	-	-	-	20.9	16.3	128.4	-	128.4	20.9	-	107.5
2023	13.8	-	-	-	-	13.8	16.9	81.7	-	81.7	13.8	-	67.9
2024 (7)	7.1	-	-	-	-	7.1	16.9	42.0	-	42.0	7.1	-	34.9
2025	-	-	-	-	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr	**870.6**	**-**	**-**	**-**	**-**	**870.6**	**15.6**	**5,597.2**	**-**	**5,597.2**	**870.6**	**-**	**4,726.7**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (3)	13.1	1.2	93.3	-	-	-	-	-	-	-	-	-
2014	31.1	11.4	881.4	-	-	-	-	-	-	-	-	-
2015	32.5	11.9	921.1	-	-	-	-	-	-	-	-	-
2016	23.6	8.6	671.3	-	-	-	-	-	-	-	-	-
2017	18.6	6.8	526.2	-	-	-	-	-	-	-	-	-
2018	16.0	5.8	452.5	-	-	-	-	-	-	-	-	-
2019	14.0	5.1	397.7	-	-	-	-	-	-	-	-	-
2020	12.5	4.6	355.5	-	-	-	-	-	-	-	-	-
2021	7.7	2.8	217.4	-	-	-	-	-	-	-	-	-
2022	3.8	1.4	107.5	-	-	-	-	-	-	-	-	-
2023	2.4	0.9	67.9	-	-	-	-	-	-	-	-	-
2024 (7)	2.1	0.4	34.9	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr		**60.9**	**4,726.7**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Capital Costs Property & Leasehold M$US	Capital Costs Tangible M$US	Capital Costs Intangible M$US	Capital Costs Total M$US	Before Tax Cash Flow BTCF M$US	Before Tax Cash Flow Cum. M$US	Before Tax Cash Flow NPV @ 15.00 % M$US
2013 (3)	30.6	-	-	-	-	8.2	54.5	-	-	-	-	-	54.5	54.5	53.4
2014	287.2	-	-	-	-	73.5	520.7	-	-	65.0	845.0	910.0	-389.3	-334.8	-352.4
2015	306.5	-	-	-	-	77.1	537.4	-	-	-	-	-	537.4	202.6	423.2
2016	261.0	-	-	-	-	49.3	361.0	-	-	-	-	-	361.0	563.7	246.9
2017	228.5	-	-	-	-	37.8	259.9	-	-	-	-	-	259.9	823.6	154.5
2018	228.5	-	-	-	-	31.7	192.3	-	-	-	-	-	192.3	1,015.9	99.4
2019	228.5	19.5	-	-	-	27.4	122.3	-	-	-	-	-	122.3	1,138.1	54.8
2020	228.5	-	-	-	-	24.2	102.8	-	-	-	-	-	102.8	1,240.9	40.2
2021	132.8	-	-	-	-	16.4	68.2	-	-	-	-	-	68.2	1,309.1	23.2
2022	56.6	-	-	-	-	10.3	40.6	-	-	-	-	-	40.6	1,349.7	12.1
2023	33.2	19.5	-	-	-	7.8	7.4	-	-	-	-	-	7.4	1,357.2	2.2
2024 (7)	19.3	39.0	-	-	-	4.0	-27.5	-	-	-	-	-	-27.5	1,329.7	-6.0
2025	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,310.2	-3.8
Rem.	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,290.7	-2.5
10.83 yr	**2,041.3**	**117.0**	**-**	**-**	**-**	**367.6**	**2,200.7**	**-**	**-**	**65.0**	**845.0**	**910.0**	**1,290.7**		**745.3**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	10.83 yr / 14.83 yr
Econ. RLI	21.72yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Net Revenue NPV (M$US) 0.00 %	Net Revenue NPV (M$US) 5.00 %	Net Revenue NPV (M$US) 10.00 %	Net Revenue NPV (M$US) 15.00 %	Net Revenue NPV (M$US) 20.00 %	Net Revenue NPV (M$US) 25.00 %
Oil (Mbbl)	110.9	72.1	-	72.1	60.9	4,726.7	4,010.9	3,471.9	3,055.4	2,726.3	2,461.2
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**110.9**	**72.1**	**-**	**72.1**	**60.9**	**4,726.7**	**4,010.9**	**3,471.9**	**3,055.4**	**2,726.3**	**2,461.2**
Total BTCF						**1,290.7**	**1,066.0**	**887.7**	**745.3**	**630.6**	**537.3**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Total Proved Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$) @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W-65.000	OUNGRE	PDP	-	3.6	-	-	15.6	17.7	19.1
Erickson 1-27H-164N-97W	W-65.000	OUNGRE	PDP	-	9.4	-	-	172.9	158.0	144.9
Kearney 4-25H-164N-97W	W-65.000	OUNGRE	PDP	-	7.9	-	-	162.1	147.6	135.0
Landstrom 1-33H-164N-97W	W-65.000	OUNGRE	PDP	-	9.5	-	-	147.7	137.0	127.1
Schutz 5-26H-164N-97W	W-65.000	OUNGRE	PDP	-	15.6	-	-	467.3	418.1	378.0
Subtotal PDP Wells				**-**	**46.1**	**-**	**-**	**965.6**	**878.4**	**804.1**
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W-65.000	OUNGRE	PUD	-	26.0	-	-	100.4	9.3	-58.8
Subtotal Crosby				**-**	**72.1**	**-**	**-**	**1066.0**	**887.7**	**745.3**
Subtotal North Dakota				**-**	**72.1**	**-**	**-**	**1066.0**	**887.7**	**745.3**
Total				**-**	**72.1**	**-**	**-**	**1066.0**	**887.7**	**745.3**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Total Proved + Probable

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	1.52	15.4	1.4	77.65	110.0	-	-	-	-	-	-	-	-	-	-	-	-	110.0
2014	3.52	37.9	13.8	77.65	1,073.1	-	-	-	-	-	-	-	-	-	-	-	-	1,073.1
2015	3.90	42.1	15.4	77.65	1,194.2	-	-	-	-	-	-	-	-	-	-	-	-	1,194.2
2016	3.90	33.7	12.3	77.65	956.7	-	-	-	-	-	-	-	-	-	-	-	-	956.7
2017	3.30	25.6	9.4	77.65	726.6	-	-	-	-	-	-	-	-	-	-	-	-	726.6
2018	3.25	22.1	8.1	77.65	625.8	-	-	-	-	-	-	-	-	-	-	-	-	625.8
2019	3.25	19.6	7.2	77.65	556.1	-	-	-	-	-	-	-	-	-	-	-	-	556.1
2020	3.25	17.7	6.5	77.65	502.2	-	-	-	-	-	-	-	-	-	-	-	-	502.2
2021	3.25	16.1	5.9	77.65	455.5	-	-	-	-	-	-	-	-	-	-	-	-	455.5
2022	3.25	14.7	5.4	77.65	417.6	-	-	-	-	-	-	-	-	-	-	-	-	417.6
2023	2.28	10.1	3.7	77.65	285.3	-	-	-	-	-	-	-	-	-	-	-	-	285.3
2024	1.19	5.7	2.1	77.65	163.2	-	-	-	-	-	-	-	-	-	-	-	-	163.2
2025	0.65	3.2	1.2	77.65	90.7	-	-	-	-	-	-	-	-	-	-	-	-	90.7
2026	0.65	3.0	1.1	77.65	83.8	-	-	-	-	-	-	-	-	-	-	-	-	83.8
Rem.	0.65	2.7	1.2	77.65	96.5	-	-	-	-	-	-	-	-	-	-	-	-	96.5
14.50 yr			**94.5**	**77.65**	**7,337.2**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**7,337.2**

Year	Royalties & Burdens Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	16.3	-	-	-	-	16.3	14.8	110.0	-	110.0	16.3	-	93.7
2014	166.1	-	-	-	-	166.1	15.5	1,073.1	-	1,073.1	166.1	-	907.0
2015	188.1	-	-	-	-	188.1	15.8	1,194.2	-	1,194.2	188.1	-	1,006.0
2016	149.3	-	-	-	-	149.3	15.6	956.7	-	956.7	149.3	-	807.4
2017	112.9	-	-	-	-	112.9	15.5	726.6	-	726.6	112.9	-	613.7
2018	96.8	-	-	-	-	96.8	15.5	625.8	-	625.8	96.8	-	529.0
2019	85.8	-	-	-	-	85.8	15.4	556.1	-	556.1	85.8	-	470.3
2020	77.3	-	-	-	-	77.3	15.4	502.2	-	502.2	77.3	-	424.9
2021	70.0	-	-	-	-	70.0	15.4	455.5	-	455.5	70.0	-	385.5
2022	64.1	-	-	-	-	64.1	15.3	417.6	-	417.6	64.1	-	353.5
2023	45.0	-	-	-	-	45.0	15.8	285.3	-	285.3	45.0	-	240.3
2024	26.3	-	-	-	-	26.3	16.1	163.2	-	163.2	26.3	-	136.9
2025	15.3	-	-	-	-	15.3	16.9	90.7	-	90.7	15.3	-	75.4
2026	14.2	-	-	-	-	14.2	16.9	83.8	-	83.8	14.2	-	69.6
Rem.	16.3	-	-	-	-	16.3	16.9	96.5	-	96.5	16.3	-	80.2
14.50 yr	**1,143.9**	**-**	**-**	**-**	**-**	**1,143.9**	**15.6**	**7,337.2**	**-**	**7,337.2**	**1,143.9**	**-**	**6,193.4**

Year	Net Oil Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (3)	13.1	1.2	93.7	-	-	-	-	-	-	-	-	-
2014	32.0	11.7	907.0	-	-	-	-	-	-	-	-	-
2015	35.5	13.0	1,006.0	-	-	-	-	-	-	-	-	-
2016	28.4	10.4	807.4	-	-	-	-	-	-	-	-	-
2017	21.7	7.9	613.7	-	-	-	-	-	-	-	-	-
2018	18.7	6.8	529.0	-	-	-	-	-	-	-	-	-
2019	16.6	6.1	470.3	-	-	-	-	-	-	-	-	-
2020	15.0	5.5	424.9	-	-	-	-	-	-	-	-	-
2021	13.6	5.0	385.5	-	-	-	-	-	-	-	-	-
2022	12.5	4.6	353.5	-	-	-	-	-	-	-	-	-
2023	8.5	3.1	240.3	-	-	-	-	-	-	-	-	-
2024	4.8	1.8	136.9	-	-	-	-	-	-	-	-	-
2025	2.7	1.0	75.4	-	-	-	-	-	-	-	-	-
2026	2.5	0.9	69.6	-	-	-	-	-	-	-	-	-
Rem.	2.3	1.0	80.2	-	-	-	-	-	-	-	-	-
14.50 yr		**79.8**	**6,193.4**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (3)	30.6	-	-	-	-	8.2	54.8	-	-	-	-	-	54.8	54.8	53.7
2014	287.2	-	-	-	-	76.1	543.8	-	-	65.0	845.0	910.0	-366.2	-311.4	-332.2
2015	306.5	-	-	-	-	90.1	609.4	-	-	-	-	-	609.4	298.0	479.6
2016	306.5	-	-	-	-	60.5	440.3	-	-	-	-	-	440.3	738.3	301.0
2017	235.0	-	-	-	-	45.2	333.5	-	-	-	-	-	333.5	1,071.8	198.1
2018	228.5	-	-	-	-	38.1	262.4	-	-	-	-	-	262.4	1,334.2	135.5
2019	228.5	-	-	-	-	33.2	208.5	-	-	-	-	-	208.5	1,542.7	93.6
2020	228.5	19.5	-	-	-	29.6	147.2	-	-	-	-	-	147.2	1,690.0	57.0
2021	228.5	-	-	-	-	26.6	130.4	-	-	-	-	-	130.4	1,820.3	44.3
2022	228.5	-	-	-	-	24.2	100.7	-	-	-	-	-	100.7	1,921.1	29.7
2023	147.4	-	-	-	-	17.9	75.0	-	-	-	-	-	75.0	1,996.1	19.3
2024	72.2	-	-	-	-	12.2	52.6	-	-	-	-	-	52.6	2,048.6	11.8
2025	33.2	19.5	-	-	-	8.7	14.1	-	-	-	-	-	14.1	2,062.7	3.0
2026	33.2	39.0	-	-	-	8.0	-10.5	-	-	-	-	-	-10.5	2,052.2	-1.6
Rem.	41.4	39.0	-	-	-	9.2	-9.5	-	-	-	-	-	-9.5	2,042.7	0.0
14.50 yr	**2,635.9**	**117.0**	**-**	**-**	**-**	**487.8**	**2,952.7**	**-**	**-**	**65.0**	**845.0**	**910.0**	**2,042.7**		**1,092.7**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	14.50 yr / 18.50 yr
Econ. RLI	28.42yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	145.4	94.5	-	94.5	79.8	6,193.4	5,034.2	4,218.1	3,621.1	3,169.9	2,819.1
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**145.4**	**94.5**	**-**	**94.5**	**79.8**	**6,193.4**	**5,034.2**	**4,218.1**	**3,621.1**	**3,169.9**	**2,819.1**
Total BTCF						**2,042.7**	**1,628.9**	**1,323.4**	**1,092.7**	**914.9**	**775.1**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Total Proved & Probable Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves: Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$): @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W-65.000	OUNGRE	PPDP	-	4.6	-	-	23.9	25.6	26.5
Erickson 1-27H-164N-97W	W-65.000	OUNGRE	PPDP	-	12.0	-	-	217.6	193.2	173.0
Kearney 4-25H-164N-97W	W-65.000	OUNGRE	PPDP	-	10.2	-	-	205.8	181.8	162.1
Landstrom 1-33H-164N-97W	W-65.000	OUNGRE	PPDP	-	12.2	-	-	186.5	168.5	152.9
Schutz 5-26H-164N-97W	W-65.000	OUNGRE	PPDP	-	19.8	-	-	577.2	501.7	443.3
Subtotal PDP Wells				**-**	**58.8**	**-**	**-**	**1211.1**	**1070.7**	**957.8**
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W-65.000	OUNGRE	PPUD	-	35.7	-	-	417.8	252.7	134.9
Subtotal Crosby				**-**	**94.5**	**-**	**-**	**1628.9**	**1323.4**	**1092.7**
Subtotal North Dakota				**-**	**94.5**	**-**	**-**	**1628.9**	**1323.4**	**1092.7**
Total				**-**	**94.5**	**-**	**-**	**1628.9**	**1323.4**	**1092.7**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Total Probable

Year	WI Wells	WI Share Oil: Cal Day Rate bbl/d	WI Share Oil: Volume Mbbl	WI Share Oil: Avg. Price $US/bbl	WI Share Oil: Sales Revenue M$US	WI Share Sales Gas: Cal Day Rate Mcf/d	WI Share Sales Gas: Volume MMcf	WI Share Sales Gas: Avg. Price $US/Mcf	WI Share Sales Gas: Sales Revenue M$US	WI Share Liquids: Cal Day Rate bbl/d	WI Share Liquids: Volume Mbbl	WI Share Liquids: Avg. Price $US/bbl	WI Share Liquids: Sales Revenue M$US	WI Share Sulphur: Cal Day Rate LT/d	WI Share Sulphur: Volume MLT	WI Share Sulphur: Avg. Price $US/LT	WI Share Sulphur: Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	-	0.1	0.0	77.65	0.4	-	-	-	-	-	-	-	-	-	-	-	-	0.4
2014	-	1.1	0.4	77.65	30.5	-	-	-	-	-	-	-	-	-	-	-	-	30.5
2015	-	3.6	1.3	77.65	101.4	-	-	-	-	-	-	-	-	-	-	-	-	101.4
2016	0.38	5.7	2.1	77.65	161.7	-	-	-	-	-	-	-	-	-	-	-	-	161.7
2017	0.05	3.7	1.3	77.65	104.1	-	-	-	-	-	-	-	-	-	-	-	-	104.1
2018	-	3.2	1.2	77.65	90.9	-	-	-	-	-	-	-	-	-	-	-	-	90.9
2019	-	3.0	1.1	77.65	86.3	-	-	-	-	-	-	-	-	-	-	-	-	86.3
2020	-	2.9	1.1	77.65	82.3	-	-	-	-	-	-	-	-	-	-	-	-	82.3
2021	1.19	7.0	2.5	77.65	197.4	-	-	-	-	-	-	-	-	-	-	-	-	197.4
2022	2.28	10.2	3.7	77.65	289.2	-	-	-	-	-	-	-	-	-	-	-	-	289.2
2023	1.63	7.2	2.6	77.65	203.6	-	-	-	-	-	-	-	-	-	-	-	-	203.6
2024	0.81	4.3	1.6	77.65	121.2	-	-	-	-	-	-	-	-	-	-	-	-	121.2
2025	0.65	3.2	1.2	77.65	90.7	-	-	-	-	-	-	-	-	-	-	-	-	90.7
2026	0.65	3.0	1.1	77.65	83.8	-	-	-	-	-	-	-	-	-	-	-	-	83.8
Rem.	0.65	2.7	1.2	77.65	96.5	-	-	-	-	-	-	-	-	-	-	-	-	96.5
14.50 yr			**22.4**	**77.65**	**1,740.0**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**1,740.0**

Year	Royalties & Burdens: Lease Royalty M$US	Royalties & Burdens: Overriding Royalty M$US	Royalties & Burdens: Manual Royalty M$US	Royalties & Burdens: NPI Payable M$US	Royalties & Burdens: Regime Burdens M$US	Royalties & Burdens: Total Roy. & Burdens M$US	Royalties & Burdens: Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	0.1	-	-	-	-	0.1	14.8	0.4	-	0.4	0.1	-	0.3
2014	4.9	-	-	-	-	4.9	15.9	30.5	-	30.5	4.9	-	25.6
2015	16.5	-	-	-	-	16.5	16.3	101.4	-	101.4	16.5	-	84.9
2016	25.7	-	-	-	-	25.7	15.9	161.7	-	161.7	25.7	-	136.0
2017	16.6	-	-	-	-	16.6	16.0	104.1	-	104.1	16.6	-	87.5
2018	14.4	-	-	-	-	14.4	15.9	90.9	-	90.9	14.4	-	76.5
2019	13.6	-	-	-	-	13.6	15.8	86.3	-	86.3	13.6	-	72.7
2020	12.9	-	-	-	-	12.9	15.7	82.3	-	82.3	12.9	-	69.4
2021	29.3	-	-	-	-	29.3	14.8	197.4	-	197.4	29.3	-	168.1
2022	43.2	-	-	-	-	43.2	14.9	289.2	-	289.2	43.2	-	246.0
2023	31.2	-	-	-	-	31.2	15.3	203.6	-	203.6	31.2	-	172.4
2024	19.2	-	-	-	-	19.2	15.8	121.2	-	121.2	19.2	-	102.0
2025	15.3	-	-	-	-	15.3	16.9	90.7	-	90.7	15.3	-	75.4
2026	14.2	-	-	-	-	14.2	16.9	83.8	-	83.8	14.2	-	69.6
Rem.	16.3	-	-	-	-	16.3	16.9	96.5	-	96.5	16.3	-	80.2
14.50 yr	**273.3**	**-**	**-**	**-**	**-**	**273.3**	**15.7**	**1,740.0**	**-**	**1,740.0**	**273.3**	**-**	**1,466.7**

Year	Net Oil: Cal Day Rate bbl/d	Net Oil: Volume Mbbl	Net Oil: Net Revenue M$US	Net Sales Gas: Cal Day Rate Mcf/d	Net Sales Gas: Volume MMcf	Net Sales Gas: Net Revenue M$US	Net Liquids: Cal Day Rate bbl/d	Net Liquids: Volume Mbbl	Net Liquids: Net Revenue M$US	Net Sulphur: Cal Day Rate LT/d	Net Sulphur: Volume MLT	Net Sulphur: Net Revenue M$US
2013 (3)	0.0	0.0	0.3	-	-	-	-	-	-	-	-	-
2014	0.9	0.3	25.6	-	-	-	-	-	-	-	-	-
2015	3.0	1.1	84.9	-	-	-	-	-	-	-	-	-
2016	4.8	1.8	136.0	-	-	-	-	-	-	-	-	-
2017	3.1	1.1	87.5	-	-	-	-	-	-	-	-	-
2018	2.7	1.0	76.5	-	-	-	-	-	-	-	-	-
2019	2.6	0.9	72.7	-	-	-	-	-	-	-	-	-
2020	2.4	0.9	69.4	-	-	-	-	-	-	-	-	-
2021	5.9	2.2	168.1	-	-	-	-	-	-	-	-	-
2022	8.7	3.2	246.0	-	-	-	-	-	-	-	-	-
2023	6.1	2.2	172.4	-	-	-	-	-	-	-	-	-
2024	3.6	1.3	102.0	-	-	-	-	-	-	-	-	-
2025	2.7	1.0	75.4	-	-	-	-	-	-	-	-	-
2026	2.5	0.9	69.6	-	-	-	-	-	-	-	-	-
Rem.	2.3	1.0	80.2	-	-	-	-	-	-	-	-	-
14.50 yr		**18.9**	**1,466.7**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Capital Costs: Property & Leasehold M$US	Capital Costs: Tangible M$US	Capital Costs: Intangible M$US	Capital Costs: Total M$US	Before Tax Cash Flow: BTCF M$US	Before Tax Cash Flow: Cum. M$US	Before Tax Cash Flow: NPV @ 15.00 % M$US
2013 (3)	-	-	-	-	-	0.0	0.3	-	-	-	-	-	0.3	0.3	0.3
2014	-	-	-	-	-	2.5	23.1	-	-	-	-	-	23.1	23.4	20.2
2015	-	-	-	-	-	12.9	72.0	-	-	-	-	-	72.0	95.4	56.4
2016	45.5	-	-	-	-	11.3	79.3	-	-	-	-	-	79.3	174.6	54.0
2017	6.5	-	-	-	-	7.4	73.6	-	-	-	-	-	73.6	248.2	43.6
2018	-	-	-	-	-	6.4	70.1	-	-	-	-	-	70.1	318.3	36.1
2019	-	-19.5	-	-	-	5.9	86.3	-	-	-	-	-	86.3	404.6	38.8
2020	-	19.5	-	-	-	5.5	44.4	-	-	-	-	-	44.4	449.0	16.8
2021	95.8	-	-	-	-	10.2	62.2	-	-	-	-	-	62.2	511.2	21.0
2022	172.0	-	-	-	-	13.9	60.1	-	-	-	-	-	60.1	571.3	17.7
2023	114.2	-19.5	-	-	-	10.1	67.6	-	-	-	-	-	67.6	638.9	17.1
2024	52.8	-39.0	-	-	-	8.2	80.0	-	-	-	-	-	80.0	718.9	17.7
2025	33.2	-	-	-	-	8.7	33.6	-	-	-	-	-	33.6	752.5	6.8
2026	33.2	39.0	-	-	-	8.0	-10.5	-	-	-	-	-	-10.5	742.0	-1.6
Rem.	41.4	19.5	-	-	-	9.2	10.0	-	-	-	-	-	10.0	752.0	2.5
14.50 yr	**594.6**	**-**	**-**	**-**	**-**	**120.2**	**752.0**	**-**	**-**	**-**	**-**	**-**	**752.0**		**347.4**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	14.50 yr / 18.50 yr
Econ. RLI	3,743.57yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	Remaining Reserves: WI	Remaining Reserves: RI	Remaining Reserves: Co. Share	Remaining Reserves: Net	Net Revenue NPV (M$US): 0.00 %	Net Revenue NPV (M$US): 5.00 %	Net Revenue NPV (M$US): 10.00 %	Net Revenue NPV (M$US): 15.00 %	Net Revenue NPV (M$US): 20.00 %	Net Revenue NPV (M$US): 25.00 %
Oil (Mbbl)	34.5	22.4	-	22.4	18.9	1,466.7	1,023.3	746.2	565.7	443.5	357.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**34.5**	**22.4**	**-**	**22.4**	**18.9**	**1,466.7**	**1,023.3**	**746.2**	**565.7**	**443.5**	**357.9**
Total BTCF						**752.0**	**562.9**	**435.7**	**347.4**	**284.3**	**237.8**

JayHawk Energy Inc.

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Total Probable Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$) @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W-65.000	OUNGRE	PADP	-	1.0	-	-	8.4	7.9	7.4
Erickson 1-27H-164N-97W	W-65.000	OUNGRE	PADP	-	2.6	-	-	44.6	35.2	28.2
Kearney 4-25H-164N-97W	W-65.000	OUNGRE	PADP	-	2.3	-	-	43.7	34.1	27.0
Landstrom 1-33H-164N-97W	W-65.000	OUNGRE	PADP	-	2.7	-	-	38.8	31.5	25.8
Schutz 5-26H-164N-97W	W-65.000	OUNGRE	PADP	-	4.2	-	-	109.9	83.6	65.2
Subtotal PDP Wells				**-**	**12.7**	**-**	**-**	**245.5**	**192.3**	**153.7**
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W-65.000	OUNGRE	PAUD	-	9.7	-	-	317.5	243.4	193.8
Subtotal Crosby				**-**	**22.4**	**-**	**-**	**562.9**	**435.7**	**347.4**
Subtotal North Dakota				**-**	**22.4**	**-**	**-**	**562.9**	**435.7**	**347.4**
Total				**-**	**22.4**	**-**	**-**	**562.9**	**435.7**	**347.4**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	1.52	15.3	1.4	77.65	109.6	-	-	-	-	-	-	-	-	-	-	-	-	109.6
2014	3.25	25.7	9.4	77.65	727.6	-	-	-	-	-	-	-	-	-	-	-	-	727.6
2015	3.25	22.3	8.2	77.65	633.2	-	-	-	-	-	-	-	-	-	-	-	-	633.2
2016	2.87	17.7	6.5	77.65	504.4	-	-	-	-	-	-	-	-	-	-	-	-	504.4
2017	2.60	14.5	5.3	77.65	410.3	-	-	-	-	-	-	-	-	-	-	-	-	410.3
2018	2.60	13.0	4.7	77.65	367.4	-	-	-	-	-	-	-	-	-	-	-	-	367.4
2019	2.60	11.7	4.3	77.65	331.4	-	-	-	-	-	-	-	-	-	-	-	-	331.4
2020	2.60	10.6	3.9	77.65	301.6	-	-	-	-	-	-	-	-	-	-	-	-	301.6
2021	1.41	5.5	2.0	77.65	155.4	-	-	-	-	-	-	-	-	-	-	-	-	155.4
2022 (6)	0.65	2.7	0.5	77.65	37.4	-	-	-	-	-	-	-	-	-	-	-	-	37.4
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr			**46.1**	**77.65**	**3,578.3**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**3,578.3**

Year	Royalties & Burdens Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	16.3	-	-	-	-	16.3	14.8	109.6	-	109.6	16.3	-	93.3
2014	108.0	-	-	-	-	108.0	14.8	727.6	-	727.6	108.0	-	619.6
2015	94.0	-	-	-	-	94.0	14.8	633.2	-	633.2	94.0	-	539.2
2016	74.5	-	-	-	-	74.5	14.8	504.4	-	504.4	74.5	-	429.8
2017	60.4	-	-	-	-	60.4	14.7	410.3	-	410.3	60.4	-	349.9
2018	54.1	-	-	-	-	54.1	14.7	367.4	-	367.4	54.1	-	313.3
2019	48.8	-	-	-	-	48.8	14.7	331.4	-	331.4	48.8	-	282.6
2020	44.4	-	-	-	-	44.4	14.7	301.6	-	301.6	44.4	-	257.2
2021	23.4	-	-	-	-	23.4	15.0	155.4	-	155.4	23.4	-	132.0
2022 (6)	5.5	-	-	-	-	5.5	14.8	37.4	-	37.4	5.5	-	31.8
2023	-	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr	**529.4**	**-**	**-**	**-**	**-**	**529.4**	**14.8**	**3,578.3**	**-**	**3,578.3**	**529.4**	**-**	**3,049.0**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (3)	13.1	1.2	93.3	-	-	-	-	-	-	-	-	-
2014	21.9	8.0	619.6	-	-	-	-	-	-	-	-	-
2015	19.0	6.9	539.2	-	-	-	-	-	-	-	-	-
2016	15.1	5.5	429.8	-	-	-	-	-	-	-	-	-
2017	12.3	4.5	349.9	-	-	-	-	-	-	-	-	-
2018	11.1	4.0	313.3	-	-	-	-	-	-	-	-	-
2019	10.0	3.6	282.6	-	-	-	-	-	-	-	-	-
2020	9.1	3.3	257.2	-	-	-	-	-	-	-	-	-
2021	4.7	1.7	132.0	-	-	-	-	-	-	-	-	-
2022 (6)	2.3	0.4	31.8	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr		**39.3**	**3,049.0**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Capital Costs Property & Leasehold M$US	Capital Costs Tangible M$US	Capital Costs Intangible M$US	Capital Costs Total M$US	Before Tax Cash Flow BTCF M$US	Before Tax Cash Flow Cum. M$US	Before Tax Cash Flow NPV @ 15.00 % M$US
2013 (3)	30.6	-	-	-	-	8.2	54.5	-	-	-	-	-	54.5	54.5	53.4
2014	273.4	-	-	-	-	43.4	302.8	-	-	-	-	-	302.8	357.3	273.6
2015	273.4	-	-	-	-	33.2	232.6	-	-	-	-	-	232.6	590.0	182.6
2016	227.9	-	-	-	-	21.5	180.4	-	-	-	-	-	180.4	770.4	123.3
2017	195.4	-	-	-	-	17.5	137.0	-	-	-	-	-	137.0	907.4	81.4
2018	195.4	-	-	-	-	15.7	102.3	-	-	-	-	-	102.3	1,009.7	52.8
2019	195.4	19.5	-	-	-	14.1	53.6	-	-	-	-	-	53.6	1,063.3	24.0
2020	195.4	-	-	-	-	12.9	49.0	-	-	-	-	-	49.0	1,112.3	19.2
2021	99.6	-	-	-	-	6.6	25.8	-	-	-	-	-	25.8	1,138.1	8.8
2022 (6)	23.4	-	-	-	-	1.6	6.9	-	-	-	-	-	6.9	1,144.9	2.1
2023	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,125.4	-4.7
2024	-	39.0	-	-	-	-	-39.0	-	-	-	-	-	-39.0	1,086.4	-8.6
2025	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	1,066.9	-3.8
8.75 yr	**1,709.8**	**97.5**	**-**	**-**	**-**	**174.7**	**1,066.9**	**-**	**-**	**-**	**-**	**-**	**1,066.9**		**804.1**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	8.75 yr / 11.75 yr
Econ. RLI	13.88yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	N/A
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	70.9	46.1	-	46.1	39.3	3,049.0	2,612.9	2,279.5	2,019.0	1,811.5	1,643.3
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**70.9**	**46.1**	**-**	**46.1**	**39.3**	**3,049.0**	**2,612.9**	**2,279.5**	**2,019.0**	**1,811.5**	**1,643.3**
Total BTCF						**1,066.9**	**965.6**	**878.4**	**804.1**	**740.9**	**686.9**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves: Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$): @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W-65.000	OUNGRE	PDP	-	3.6	-	-	15.6	17.7	19.1
Erickson 1-27H-164N-97W	W-65.000	OUNGRE	PDP	-	9.4	-	-	172.9	158.0	144.9
Kearney 4-25H-164N-97W	W-65.000	OUNGRE	PDP	-	7.9	-	-	162.1	147.6	135.0
Landstrom 1-33H-164N-97W	W-65.000	OUNGRE	PDP	-	9.5	-	-	147.7	137.0	127.1
Schutz 5-26H-164N-97W	W-65.000	OUNGRE	PDP	-	15.6	-	-	467.3	418.1	378.0
Subtotal PDP Wells				**-**	**46.1**	**-**	**-**	**965.6**	**878.4**	**804.1**
Subtotal Crosby				**-**	**46.1**	**-**	**-**	**965.6**	**878.4**	**804.1**
Subtotal North Dakota				**-**	**46.1**	**-**	**-**	**965.6**	**878.4**	**804.1**
Total				**-**	**46.1**	**-**	**-**	**965.6**	**878.4**	**804.1**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Undeveloped

		WI Share Oil				WI Share Sales Gas				WI Share Liquids				WI Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2014 (5)	0.65	26.5	4.1	77.65	315.0	-	-	-	-	-	-	-	-	-	-	-	-	315.0
2015	0.65	16.2	5.9	77.65	459.6	-	-	-	-	-	-	-	-	-	-	-	-	459.6
2016	0.65	10.2	3.7	77.65	290.6	-	-	-	-	-	-	-	-	-	-	-	-	290.6
2017	0.65	7.5	2.7	77.65	212.2	-	-	-	-	-	-	-	-	-	-	-	-	212.2
2018	0.65	5.9	2.2	77.65	167.5	-	-	-	-	-	-	-	-	-	-	-	-	167.5
2019	0.65	4.9	1.8	77.65	138.4	-	-	-	-	-	-	-	-	-	-	-	-	138.4
2020	0.65	4.2	1.5	77.65	118.2	-	-	-	-	-	-	-	-	-	-	-	-	118.2
2021	0.65	3.6	1.3	77.65	102.7	-	-	-	-	-	-	-	-	-	-	-	-	102.7
2022	0.65	3.2	1.2	77.65	91.0	-	-	-	-	-	-	-	-	-	-	-	-	91.0
2023	0.65	2.9	1.1	77.65	81.7	-	-	-	-	-	-	-	-	-	-	-	-	81.7
2024 (7)	0.65	2.5	0.5	77.65	42.0	-	-	-	-	-	-	-	-	-	-	-	-	42.0
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr			**26.0**	**77.65**	**2,018.9**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,018.9**

	Royalties & Burdens												
Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2014 (5)	53.2	-	-	-	-	53.2	16.9	315.0	-	315.0	53.2	-	261.8
2015	77.7	-	-	-	-	77.7	16.9	459.6	-	459.6	77.7	-	381.9
2016	49.1	-	-	-	-	49.1	16.9	290.6	-	290.6	49.1	-	241.5
2017	35.9	-	-	-	-	35.9	16.9	212.2	-	212.2	35.9	-	176.3
2018	28.3	-	-	-	-	28.3	16.9	167.5	-	167.5	28.3	-	139.2
2019	23.4	-	-	-	-	23.4	16.9	138.4	-	138.4	23.4	-	115.0
2020	20.0	-	-	-	-	20.0	16.9	118.2	-	118.2	20.0	-	98.3
2021	17.4	-	-	-	-	17.4	16.9	102.7	-	102.7	17.4	-	85.4
2022	15.4	-	-	-	-	15.4	16.9	91.0	-	91.0	15.4	-	75.6
2023	13.8	-	-	-	-	13.8	16.9	81.7	-	81.7	13.8	-	67.9
2024 (7)	7.1	-	-	-	-	7.1	16.9	42.0	-	42.0	7.1	-	34.9
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr	**341.2**	**-**	**-**	**-**	**-**	**341.2**	**16.9**	**2,018.9**	**-**	**2,018.9**	**341.2**	**-**	**1,677.7**

	Net Oil			Net Sales Gas			Net Liquids			Net Sulphur		
Year	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2014 (5)	22.0	3.4	261.8	-	-	-	-	-	-	-	-	-
2015	13.5	4.9	381.9	-	-	-	-	-	-	-	-	-
2016	8.5	3.1	241.5	-	-	-	-	-	-	-	-	-
2017	6.2	2.3	176.3	-	-	-	-	-	-	-	-	-
2018	4.9	1.8	139.2	-	-	-	-	-	-	-	-	-
2019	4.1	1.5	115.0	-	-	-	-	-	-	-	-	-
2020	3.5	1.3	98.3	-	-	-	-	-	-	-	-	-
2021	3.0	1.1	85.4	-	-	-	-	-	-	-	-	-
2022	2.7	1.0	75.6	-	-	-	-	-	-	-	-	-
2023	2.4	0.9	67.9	-	-	-	-	-	-	-	-	-
2024 (7)	2.1	0.4	34.9	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-
10.83 yr		**21.6**	**1,677.7**		**-**	**-**		**-**	**-**		**-**	**-**

								Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	G&A M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2014 (5)	13.8	-	-	-	-	30.1	217.9	-	-	65.0	845.0	910.0	-692.1	-692.1	-625.9
2015	33.2	-	-	-	-	43.9	304.8	-	-	-	-	-	304.8	-387.3	240.6
2016	33.2	-	-	-	-	27.8	180.6	-	-	-	-	-	180.6	-206.7	123.6
2017	33.2	-	-	-	-	20.3	122.9	-	-	-	-	-	122.9	-83.8	73.1
2018	33.2	-	-	-	-	16.0	90.0	-	-	-	-	-	90.0	6.2	46.5
2019	33.2	-	-	-	-	13.2	68.6	-	-	-	-	-	68.6	74.8	30.8
2020	33.2	-	-	-	-	11.3	53.8	-	-	-	-	-	53.8	128.6	21.0
2021	33.2	-	-	-	-	9.8	42.4	-	-	-	-	-	42.4	171.0	14.4
2022	33.2	-	-	-	-	8.7	33.8	-	-	-	-	-	33.8	204.8	10.0
2023	33.2	-	-	-	-	7.8	26.9	-	-	-	-	-	26.9	231.7	6.9
2024 (7)	19.3	-	-	-	-	4.0	11.5	-	-	-	-	-	11.5	243.3	2.7
Rem.	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	223.8	-2.5
10.83 yr	**331.5**	**19.5**	**-**	**-**	**-**	**192.9**	**1,133.8**	**-**	**-**	**65.0**	**845.0**	**910.0**	**223.8**		**-58.8**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	10.83 yr / 14.83 yr
Econ. RLI	0.00yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	N/A
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

	Remaining Reserves					Net Revenue NPV (M$US)					
Product	Gross	WI	RI	Co. Share	Net	0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	40.0	26.0	-	26.0	21.6	1,677.7	1,398.0	1,192.4	1,036.4	914.9	817.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**40.0**	**26.0**	**-**	**26.0**	**21.6**	**1,677.7**	**1,398.0**	**1,192.4**	**1,036.4**	**914.9**	**817.9**
Total BTCF						**223.8**	**100.4**	**9.3**	**-58.8**	**-110.3**	**-149.6**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Proved Undeveloped Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$) @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W-65.000	OUNGRE	PUD	-	26.0	-	-	100.4	9.3	-58.8
Total				**-**	**26.0**	**-**	**-**	**100.4**	**9.3**	**-58.8**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved + Prob. Developed Producing

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US
2013 (3)	1.52	15.4	1.4	77.65	110.0	-	-	-	-
2014	3.25	26.2	9.6	77.65	742.2	-	-	-	-
2015	3.25	23.4	8.5	77.65	663.8	-	-	-	-
2016	3.25	21.1	7.7	77.65	599.6	-	-	-	-
2017	2.65	16.2	5.9	77.65	458.2	-	-	-	-
2018	2.60	14.5	5.3	77.65	410.3	-	-	-	-
2019	2.60	13.3	4.8	77.65	376.0	-	-	-	-
2020	2.60	12.2	4.5	77.65	347.1	-	-	-	-
2021	2.60	11.3	4.1	77.65	320.0	-	-	-	-
2022	2.60	10.5	3.8	77.65	296.9	-	-	-	-
2023	1.63	6.2	2.3	77.65	176.6	-	-	-	-
2024 (10)	0.65	2.7	0.8	77.65	64.0	-	-	-	-
2025	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-
11.08 yr			**58.8**	**77.65**	**4,564.6**		**-**	**-**	**-**

Year	WI Share Liquids Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	-	-	-	-	-	-	-	-	110.0
2014	-	-	-	-	-	-	-	-	742.2
2015	-	-	-	-	-	-	-	-	663.8
2016	-	-	-	-	-	-	-	-	599.6
2017	-	-	-	-	-	-	-	-	458.2
2018	-	-	-	-	-	-	-	-	410.3
2019	-	-	-	-	-	-	-	-	376.0
2020	-	-	-	-	-	-	-	-	347.1
2021	-	-	-	-	-	-	-	-	320.0
2022	-	-	-	-	-	-	-	-	296.9
2023	-	-	-	-	-	-	-	-	176.6
2024 (10)	-	-	-	-	-	-	-	-	64.0
2025	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-
11.08 yr		**-**	**-**	**-**		**-**	**-**	**-**	**4,564.6**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %
2013 (3)	16.3	-	-	-	-	16.3	14.8
2014	110.2	-	-	-	-	110.2	14.8
2015	98.5	-	-	-	-	98.5	14.8
2016	89.0	-	-	-	-	89.0	14.8
2017	67.5	-	-	-	-	67.5	14.7
2018	60.4	-	-	-	-	60.4	14.7
2019	55.4	-	-	-	-	55.4	14.7
2020	51.1	-	-	-	-	51.1	14.7
2021	47.1	-	-	-	-	47.1	14.7
2022	43.7	-	-	-	-	43.7	14.7
2023	26.6	-	-	-	-	26.6	15.1
2024 (10)	9.5	-	-	-	-	9.5	14.8
2025	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-
11.08 yr	**675.3**	**-**	**-**	**-**	**-**	**675.3**	**14.8**

Year	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	110.0	-	110.0	16.3	-	93.7
2014	742.2	-	742.2	110.2	-	632.0
2015	663.8	-	663.8	98.5	-	565.3
2016	599.6	-	599.6	89.0	-	510.7
2017	458.2	-	458.2	67.5	-	390.7
2018	410.3	-	410.3	60.4	-	349.9
2019	376.0	-	376.0	55.4	-	320.6
2020	347.1	-	347.1	51.1	-	296.0
2021	320.0	-	320.0	47.1	-	272.9
2022	296.9	-	296.9	43.7	-	253.2
2023	176.6	-	176.6	26.6	-	149.9
2024 (10)	64.0	-	64.0	9.5	-	54.5
2025	-	-	-	-	-	-
2026	-	-	-	-	-	-
Rem.	-	-	-	-	-	-
11.08 yr	**4,564.6**	**-**	**4,564.6**	**675.3**	**-**	**3,889.3**

Year	Net Oil Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US
2013 (3)	13.1	1.2	93.7	-	-	-
2014	22.3	8.1	632.0	-	-	-
2015	19.9	7.3	565.3	-	-	-
2016	18.0	6.6	510.7	-	-	-
2017	13.8	5.0	390.7	-	-	-
2018	12.3	4.5	349.9	-	-	-
2019	11.3	4.1	320.6	-	-	-
2020	10.4	3.8	296.0	-	-	-
2021	9.6	3.5	272.9	-	-	-
2022	8.9	3.3	253.2	-	-	-
2023	5.3	1.9	149.9	-	-	-
2024 (10)	2.3	0.7	54.5	-	-	-
2025	-	-	-	-	-	-
2026	-	-	-	-	-	-
Rem.	-	-	-	-	-	-
11.08 yr		**50.1**	**3,889.3**		**-**	**-**

Year	Net Liquids Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (3)	-	-	-	-	-	-
2014	-	-	-	-	-	-
2015	-	-	-	-	-	-
2016	-	-	-	-	-	-
2017	-	-	-	-	-	-
2018	-	-	-	-	-	-
2019	-	-	-	-	-	-
2020	-	-	-	-	-	-
2021	-	-	-	-	-	-
2022	-	-	-	-	-	-
2023	-	-	-	-	-	-
2024 (10)	-	-	-	-	-	-
2025	-	-	-	-	-	-
2026	-	-	-	-	-	-
Rem.	-	-	-	-	-	-
11.08 yr		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US
2013 (3)	30.6	-	-	-	-	8.2	54.8
2014	273.4	-	-	-	-	44.4	314.2
2015	273.4	-	-	-	-	39.4	252.5
2016	273.4	-	-	-	-	26.4	210.9
2017	201.9	-	-	-	-	19.5	169.2
2018	195.4	-	-	-	-	17.5	137.0
2019	195.4	-	-	-	-	16.0	109.2
2020	195.4	19.5	-	-	-	14.8	66.3
2021	195.4	-	-	-	-	13.6	63.8
2022	195.4	-	-	-	-	12.7	45.1
2023	114.2	-	-	-	-	7.5	28.2
2024 (10)	39.0	-	-	-	-	2.7	12.8
2025	-	19.5	-	-	-	-	-19.5
2026	-	39.0	-	-	-	-	-39.0
Rem.	-	19.5	-	-	-	-	-19.5
11.08 yr	**2,182.8**	**97.5**	**-**	**-**	**-**	**222.8**	**1,386.1**

Year	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (3)	-	-	-	-	-	54.8	54.8	53.7
2014	-	-	-	-	-	314.2	369.1	283.7
2015	-	-	-	-	-	252.5	621.6	198.3
2016	-	-	-	-	-	210.9	832.4	144.0
2017	-	-	-	-	-	169.2	1,001.7	100.5
2018	-	-	-	-	-	137.0	1,138.7	70.7
2019	-	-	-	-	-	109.2	1,247.9	49.0
2020	-	-	-	-	-	66.3	1,314.2	25.4
2021	-	-	-	-	-	63.8	1,378.0	21.7
2022	-	-	-	-	-	45.1	1,423.2	13.3
2023	-	-	-	-	-	28.2	1,451.4	7.3
2024 (10)	-	-	-	-	-	12.8	1,464.1	2.9
2025	-	-	-	-	-	-19.5	1,444.6	-3.5
2026	-	-	-	-	-	-39.0	1,405.6	-6.4
Rem.	-	-	-	-	-	-19.5	1,386.1	-2.7
11.08 yr	**-**	**-**	**-**	**-**	**-**	**1,386.1**		**957.8**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	11.08 yr / 14.08 yr
Econ. RLI	17.68yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	N/A
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	90.4	58.8	-	58.8	50.1	3,889.3	3,205.1	2,711.0	2,343.2	2,062.1	1,842.0
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**90.4**	**58.8**	**-**	**58.8**	**50.1**	**3,889.3**	**3,205.1**	**2,711.0**	**2,343.2**	**2,062.1**	**1,842.0**
Total BTCF						**1,386.1**	**1,211.1**	**1,070.7**	**957.8**	**866.1**	**790.8**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Proved & Probable Developed Producing Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$) @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
PDP Wells										
Burner 1-34H-164N-97W	W-65.000	OUNGRE	PPDP	-	4.6	-	-	23.9	25.6	26.5
Erickson 1-27H-164N-97W	W-65.000	OUNGRE	PPDP	-	12.0	-	-	217.6	193.2	173.0
Kearney 4-25H-164N-97W	W-65.000	OUNGRE	PPDP	-	10.2	-	-	205.8	181.8	162.1
Landstrom 1-33H-164N-97W	W-65.000	OUNGRE	PPDP	-	12.2	-	-	186.5	168.5	152.9
Schutz 5-26H-164N-97W	W-65.000	OUNGRE	PPDP	-	19.8	-	-	577.2	501.7	443.3
Subtotal PDP Wells				**-**	**58.8**	**-**	**-**	**1211.1**	**1070.7**	**957.8**
Subtotal Crosby				**-**	**58.8**	**-**	**-**	**1211.1**	**1070.7**	**957.8**
Subtotal North Dakota				**-**	**58.8**	**-**	**-**	**1211.1**	**1070.7**	**957.8**
Total				**-**	**58.8**	**-**	**-**	**1211.1**	**1070.7**	**957.8**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved + Prob. Undeveloped

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2014 (5)	0.65	27.9	4.3	77.65	330.9	-	-	-	-	-	-	-	-	-	-	-	-	330.9
2015	0.65	18.7	6.8	77.65	530.4	-	-	-	-	-	-	-	-	-	-	-	-	530.4
2016	0.65	12.6	4.6	77.65	357.1	-	-	-	-	-	-	-	-	-	-	-	-	357.1
2017	0.65	9.5	3.5	77.65	268.4	-	-	-	-	-	-	-	-	-	-	-	-	268.4
2018	0.65	7.6	2.8	77.65	215.6	-	-	-	-	-	-	-	-	-	-	-	-	215.6
2019	0.65	6.4	2.3	77.65	180.1	-	-	-	-	-	-	-	-	-	-	-	-	180.1
2020	0.65	5.5	2.0	77.65	155.1	-	-	-	-	-	-	-	-	-	-	-	-	155.1
2021	0.65	4.8	1.7	77.65	135.6	-	-	-	-	-	-	-	-	-	-	-	-	135.6
2022	0.65	4.3	1.6	77.65	120.7	-	-	-	-	-	-	-	-	-	-	-	-	120.7
2023	0.65	3.8	1.4	77.65	108.7	-	-	-	-	-	-	-	-	-	-	-	-	108.7
2024	0.65	3.5	1.3	77.65	99.2	-	-	-	-	-	-	-	-	-	-	-	-	99.2
2025	0.65	3.2	1.2	77.65	90.7	-	-	-	-	-	-	-	-	-	-	-	-	90.7
2026	0.65	3.0	1.1	77.65	83.8	-	-	-	-	-	-	-	-	-	-	-	-	83.8
2027	0.65	2.7	1.0	77.65	77.9	-	-	-	-	-	-	-	-	-	-	-	-	77.9
Rem.	0.65	2.6	0.2	77.65	18.6	-	-	-	-	-	-	-	-	-	-	-	-	18.6
14.50 yr			**35.7**	**77.65**	**2,772.7**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,772.7**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2014 (5)	55.9	-	-	-	-	55.9	16.9	330.9	-	330.9	55.9	-	275.0
2015	89.6	-	-	-	-	89.6	16.9	530.4	-	530.4	89.6	-	440.7
2016	60.3	-	-	-	-	60.3	16.9	357.1	-	357.1	60.3	-	296.7
2017	45.4	-	-	-	-	45.4	16.9	268.4	-	268.4	45.4	-	223.0
2018	36.4	-	-	-	-	36.4	16.9	215.6	-	215.6	36.4	-	179.1
2019	30.4	-	-	-	-	30.4	16.9	180.1	-	180.1	30.4	-	149.7
2020	26.2	-	-	-	-	26.2	16.9	155.1	-	155.1	26.2	-	128.9
2021	22.9	-	-	-	-	22.9	16.9	135.6	-	135.6	22.9	-	112.7
2022	20.4	-	-	-	-	20.4	16.9	120.7	-	120.7	20.4	-	100.3
2023	18.4	-	-	-	-	18.4	16.9	108.7	-	108.7	18.4	-	90.3
2024	16.8	-	-	-	-	16.8	16.9	99.2	-	99.2	16.8	-	82.4
2025	15.3	-	-	-	-	15.3	16.9	90.7	-	90.7	15.3	-	75.4
2026	14.2	-	-	-	-	14.2	16.9	83.8	-	83.8	14.2	-	69.6
2027	13.2	-	-	-	-	13.2	16.9	77.9	-	77.9	13.2	-	64.7
Rem.	3.1	-	-	-	-	3.1	16.9	18.6	-	18.6	3.1	-	15.4
14.50 yr	**468.6**	**-**	**-**	**-**	**-**	**468.6**	**16.9**	**2,772.7**	**-**	**2,772.7**	**468.6**	**-**	**2,304.1**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2014 (5)	23.1	3.5	275.0	-	-	-	-	-	-	-	-	-
2015	15.6	5.7	440.7	-	-	-	-	-	-	-	-	-
2016	10.4	3.8	296.7	-	-	-	-	-	-	-	-	-
2017	7.9	2.9	223.0	-	-	-	-	-	-	-	-	-
2018	6.3	2.3	179.1	-	-	-	-	-	-	-	-	-
2019	5.3	1.9	149.7	-	-	-	-	-	-	-	-	-
2020	4.5	1.7	128.9	-	-	-	-	-	-	-	-	-
2021	4.0	1.5	112.7	-	-	-	-	-	-	-	-	-
2022	3.5	1.3	100.3	-	-	-	-	-	-	-	-	-
2023	3.2	1.2	90.3	-	-	-	-	-	-	-	-	-
2024	2.9	1.1	82.4	-	-	-	-	-	-	-	-	-
2025	2.7	1.0	75.4	-	-	-	-	-	-	-	-	-
2026	2.5	0.9	69.6	-	-	-	-	-	-	-	-	-
2027	2.3	0.8	64.7	-	-	-	-	-	-	-	-	-
Rem.	2.2	0.2	15.4	-	-	-	-	-	-	-	-	-
14.50 yr		**29.7**	**2,304.1**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2014 (5)	13.8	-	-	-	-	31.6	229.5	-	-	65.0	845.0	910.0	-680.5	-680.5	-615.9
2015	33.2	-	-	-	-	50.7	356.9	-	-	-	-	-	356.9	-323.6	281.3
2016	33.2	-	-	-	-	34.1	229.4	-	-	-	-	-	229.4	-94.1	157.0
2017	33.2	-	-	-	-	25.7	164.2	-	-	-	-	-	164.2	70.1	97.6
2018	33.2	-	-	-	-	20.6	125.4	-	-	-	-	-	125.4	195.5	64.8
2019	33.2	-	-	-	-	17.2	99.3	-	-	-	-	-	99.3	294.8	44.6
2020	33.2	-	-	-	-	14.8	80.9	-	-	-	-	-	80.9	375.8	31.6
2021	33.2	-	-	-	-	13.0	66.5	-	-	-	-	-	66.5	442.3	22.6
2022	33.2	-	-	-	-	11.5	55.6	-	-	-	-	-	55.6	497.9	16.4
2023	33.2	-	-	-	-	10.4	46.8	-	-	-	-	-	46.8	544.7	12.0
2024	33.2	-	-	-	-	9.5	39.8	-	-	-	-	-	39.8	584.5	8.9
2025	33.2	-	-	-	-	8.7	33.6	-	-	-	-	-	33.6	618.1	6.5
2026	33.2	-	-	-	-	8.0	28.5	-	-	-	-	-	28.5	646.6	4.8
2027	33.2	-	-	-	-	7.4	24.1	-	-	-	-	-	24.1	670.7	3.5
Rem.	8.3	19.5	-	-	-	1.8	-14.1	-	-	-	-	-	-14.1	656.6	-0.8
14.50 yr	**453.1**	**19.5**	**-**	**-**	**-**	**265.0**	**1,566.6**	**-**	**-**	**65.0**	**845.0**	**910.0**	**656.6**		**134.9**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	14.50 yr / 18.50 yr
Econ. RLI	0.00yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	N/A
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	54.9	35.7	-	35.7	29.7	2,304.1	1,829.1	1,507.1	1,277.9	1,107.8	977.1
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**54.9**	**35.7**	**-**	**35.7**	**29.7**	**2,304.1**	**1,829.1**	**1,507.1**	**1,277.9**	**1,107.8**	**977.1**
Total BTCF						**656.6**	**417.8**	**252.7**	**134.9**	**48.8**	**-15.7**

JayHawk Energy Inc.

Table 2

Reserves & Net Present Value by Property
Constant Prices and Costs as of September 30, 2013
Proved & Probable Undeveloped Reserves

Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Company WI & RI Reserves Gas MMcf	Oil Mbbl	NGL Mbbl	Sulphur Mlt	Net Present Value Before Tax (M$) @ 5.0%	@ 10.0%	@ 15.0%
North Dakota										
Crosby										
Undeveloped Locations										
Sec 35-164N-97W Hz PUD Loc	W-65.000	OUNGRE	PPUD	-	35.7	-	-	417.8	252.7	134.9
Total				**-**	**35.7**	**-**	**-**	**417.8**	**252.7**	**134.9**

JayHawk Energy Inc.

Summary of Crude Oil Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
Total Company

Area and Property	Company Interest %	Zones	Reserve Class	Volumetric Factors: Area acre	Net Pay ft	Por. %	Sw %	Sg %	Oil Shr.	Property Gross Crude Oil Reserves: Orig. OIP Mbbl	Rec. %	Orig. Res. Mbbl	Cum. Prod. Mbbl	Rem. Res. Mbbl	Company Share: Rem. Res. Mbbl	2013 Rate bopd	Reserves based on
United States																	
North Dakota																	
Crosby																	
PDP Wells																	
Burner 1-34H-164N-97W	W-65	OUNGRE	TP									38	32	6	3.6	5	Perf
			TPP									39		7	4.6		
Erickson 1-27H-164N-97W	W-65	OUNGRE	TP									68	53	15	9.4	5	Perf
			TPP									72		19	12.0		
Kearney 4-25H-164N-97W	W-65	OUNGRE	TP									31	19	12	7.9	4	Perf
			TPP									35		16	10.2		
Landstrom 1-33H-164N-97W	W-65	OUNGRE	TP									44	29	15	9.5	5	Perf
			TPP									48		19	12.2		
Schutz 5-26H-164N-97W	W-65	OUNGRE	TP									79	56	24	15.6	9	Perf
			TPP									86		30	19.8		
Subtotal PDP Wells			**TP**									**260**	**189**	**71**	**46.1**	**28**	
			TPP									**280**		**90**	**58.8**		
Undeveloped Locations																	
Sec 35-164N-97W Hz PUD Loc	W-65	OUNGRE	TP									40		40	26.0		Perf
			TPP									55		55	35.7		
Total			**TP**									**300**	**189**	**111**	**72.1**	**28**	
			TPP									**335**		**145**	**94.5**		

JayHawk Energy Inc.

List of Interests & Encumbrances
Constant Prices and Costs as of September 30, 2013
Total Reserves

Total Company

Acreage Description	Ownership Information	
United States		
North Dakota		
Crosby		
PDP Wells		
Burner 1-34H-164N-97W	**Lease1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	15.371%
Erickson 1-27H-164N-97W	**Lease1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	15.068%
Kearney 4-25H-164N-97W	**Lease1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	15.720%
Landstrom 1-33H-164N-97W	**Lease1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	13.467%
Schutz 5-26H-164N-97W	**Lease 1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	14.837%
Undeveloped Locations		
Sec 35-164N-97W Hz PUD Loc	**Lease1**	
	OWNED BY COMPANY	
	Working Interest	65.000%
	ENCUMBRANCES	
	Gross Overriding Royalty	16.900%
	NOR Payable	.000%

JAYHAWK ENERGY INC.

Table of Contents
September 30, 2013

Crosby Area

"The analysis of this property as reported herein was conducted within the context of an evaluation of a distinct group of properties in aggregate. Extraction and use of this analysis outside of this context may not be appropriate without supplementary due diligence.

JAYHAWK ENERGY, INC.

Economic Parameters
September 30, 2013

Crosby Area

PROPERTY SUMMARY

Description	# of Wells
Producing Wells Assigned Reserves	5
Shut-in Wells Assigned Reserves	0
Wells with No Reserves Assigned	0
Total Wells	5
Undeveloped Locations Assigned Reserves	1

OPERATOR

JayHawk Energy, Inc.

PRICE SCHEDULE

McDaniel & Associates 2013/10 constant prices

PRODUCT PRICING ADJUSTMENTS

Product	Price Adjustment
Crude Oil	West Texas Intermediate crude oil price less $18.00/bbl differential

OPERATING COSTS (2013 US$)

Description	Amount	Source of Data
Well Operating		
Burner 1-34H	$10,000/Well-Month	Accounting Data
Erickson 1-27H	$6,250/Well-Month	Accounting Data
Kearney 4-25H	$5,000/Well-Month	Accounting Data
Landstrom 1-33H	$7,800/Well-Month	Accounting Data
Schutz 5-26H	$6,000/Well-Month	Accounting Data

CAPITAL COSTS (2013 US$)

Year	Well/Property	Gross Amount	Description
Proved			
2014	Sec 35-164N-97W Hz PUD Loc	$1,400,000	Drill, complete & equip

ABANDONMENT COSTS (2013 US$)

Well Abandonments $30,000/Well

Figure 1


T164N 98W
T164N 97W
T164N 96W
T163N 98W
T163N 97W
T163N 96W
Legend
Oil
Abandoned Oil
Suspended Oil
Oil & Gas
Gas
Abandoned Gas
Suspended Gas
Dry & Abandoned
Service
Location
Injection
Suspended Other
Contour
Company Land
1:75,000
Kilometers
Miles
JayHawk Energy Inc.
CROSBY/TABLELAND
Oungre
NET OIL PAY
C.I. 2 feet
Software: ESRI, ArcMap 10.1
Crosby_Tableland_OUNGRE
Map Created by: dln-bac 12/03/2009
Map Edited by: jag 1/23/14
Map Finalized: 1/23/14
McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Detailed Property Evaluation

Total Reserves

Crosby

North Dakota

Crosby

PDP Wells

Burner 1-34H-164N-97W
Erickson 1-27H-164N-97W
Kearney 4-25H-164N-97W
Landstrom 1-33H-164N-97W
Schutz 5-26H-164N-97W

Undeveloped Locations

Sec 35-164N-97W Hz PUD Loc

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing
Burner 1-34H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	4.7	0.1	77.65	11.2	-	-	-	-	-	-	-	-	-	-	-	-	11.2
2014	0.65	4.3	1.6	77.65	122.5	-	-	-	-	-	-	-	-	-	-	-	-	122.5
2015	0.65	3.8	1.4	77.65	107.5	-	-	-	-	-	-	-	-	-	-	-	-	107.5
2016 (5)	0.65	3.5	0.5	77.65	41.0	-	-	-	-	-	-	-	-	-	-	-	-	41.0
2019	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
2.50 yr			**3.6**	**77.65**	**282.1**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**282.1**

Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.7	-	-	-	-	1.7	15.4	11.2	-	11.2	1.7	-	9.5
2014	18.8	-	-	-	-	18.8	15.4	122.5	-	122.5	18.8	-	103.7
2015	16.5	-	-	-	-	16.5	15.4	107.5	-	107.5	16.5	-	90.9
2016 (5)	6.3	-	-	-	-	6.3	15.4	41.0	-	41.0	6.3	-	34.7
2019	-	-	-	-	-	-	-	-	-	-	-	-	-
2.50 yr	**43.4**	**-**	**-**	**-**	**-**	**43.4**	**15.4**	**282.1**	**-**	**282.1**	**43.4**	**-**	**238.7**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (1)	3.9	0.1	9.5	-	-	-	-	-	-	-	-	-
2014	3.7	1.3	103.7	-	-	-	-	-	-	-	-	-
2015	3.2	1.2	90.9	-	-	-	-	-	-	-	-	-
2016 (5)	2.9	0.4	34.7	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-
2.50 yr		**3.1**	**238.7**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Capital Costs Property & Leasehold M$US	Capital Costs Tangible M$US	Capital Costs Intangible M$US	Capital Costs Total M$US	Before Tax Cash Flow BTCF M$US	Before Tax Cash Flow Cum. M$US	Before Tax Cash Flow NPV @ 15.00 % M$US
2013 (1)	6.5	-	-	-	-	0.5	2.5	-	-	-	-	-	2.5	2.5	2.4
2014	78.0	-	-	-	-	5.2	20.5	-	-	-	-	-	20.5	23.0	18.6
2015	78.0	-	-	-	-	4.5	8.4	-	-	-	-	-	8.4	31.4	6.7
2016 (5)	32.5	-	-	-	-	1.7	0.4	-	-	-	-	-	0.4	31.8	0.3
2019	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	12.3	-8.9
2.50 yr	**195.0**	**19.5**	**-**	**-**	**-**	**11.9**	**12.3**	**-**	**-**	**-**	**-**	**-**	**12.3**		**19.1**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	2.50 yr / 5.50 yr
Econ. RLI	2.14yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	5.6	3.6	-	3.6	3.1	238.7	223.7	210.4	198.7	188.2	178.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**5.6**	**3.6**	**-**	**3.6**	**3.1**	**238.7**	**223.7**	**210.4**	**198.7**	**188.2**	**178.9**
Total BTCF						**12.3**	**15.6**	**17.7**	**19.1**	**19.9**	**20.4**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Proved + Prob. Developed Producing

Burner 1-34H-164N-97W

Year	WI Wells	WI Share Oil: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	WI Share Liquids: Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sulphur: Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	4.7	0.1	77.65	11.2	-	-	-	-	-	-	-	-	-	-	-	-	11.2
2014	0.65	4.4	1.6	77.65	124.5	-	-	-	-	-	-	-	-	-	-	-	-	124.5
2015	0.65	4.0	1.4	77.65	112.1	-	-	-	-	-	-	-	-	-	-	-	-	112.1
2016	0.65	3.6	1.3	77.65	101.7	-	-	-	-	-	-	-	-	-	-	-	-	101.7
2017 (1)	0.65	3.4	0.1	77.65	8.2	-	-	-	-	-	-	-	-	-	-	-	-	8.2
2020	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
3.17 yr			4.6	77.65	357.6		-	-	-		-	-	-		-	-	-	357.6

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.7	-	-	-	-	1.7	15.4	11.2	-	11.2	1.7	-	9.5
2014	19.1	-	-	-	-	19.1	15.4	124.5	-	124.5	19.1	-	105.4
2015	17.2	-	-	-	-	17.2	15.4	112.1	-	112.1	17.2	-	94.8
2016	15.6	-	-	-	-	15.6	15.4	101.7	-	101.7	15.6	-	86.0
2017 (1)	1.3	-	-	-	-	1.3	15.4	8.2	-	8.2	1.3	-	6.9
2020	-	-	-	-	-	-	-	-	-	-	-	-	-
3.17 yr	55.0	-	-	-	-	55.0	15.4	357.6	-	357.6	55.0	-	302.6

Year	Net Oil: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sales Gas: Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Net Liquids: Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sulphur: Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (1)	3.9	0.1	9.5	-	-	-	-	-	-	-	-	-
2014	3.7	1.4	105.4	-	-	-	-	-	-	-	-	-
2015	3.3	1.2	94.8	-	-	-	-	-	-	-	-	-
2016	3.0	1.1	86.0	-	-	-	-	-	-	-	-	-
2017 (1)	2.9	0.1	6.9	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-
3.17 yr		3.9	302.6		-	-		-	-		-	-

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	6.5	-	-	-	-	0.5	2.5	-	-	-	-	-	2.5	2.5	2.4
2014	78.0	-	-	-	-	5.3	22.1	-	-	-	-	-	22.1	24.6	20.0
2015	78.0	-	-	-	-	4.7	12.1	-	-	-	-	-	12.1	36.7	9.5
2016	78.0	-	-	-	-	4.3	3.7	-	-	-	-	-	3.7	40.4	2.6
2017 (1)	6.5	-	-	-	-	0.3	0.1	-	-	-	-	-	0.1	40.5	0.0
2020	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	21.0	-8.1
3.17 yr	247.0	19.5	-	-	-	15.1	21.0	-	-	-	-	-	21.0		26.5

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	3.17 yr / 6.17 yr
Econ. RLI	2.71yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	7.1	4.6	-	4.6	3.9	302.6	279.3	259.1	241.7	226.4	212.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	7.1	4.6	-	4.6	3.9	302.6	279.3	259.1	241.7	226.4	212.9
Total BTCF						21.0	23.9	25.6	26.5	26.9	26.9

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
PDP Wells
Burner 1-34H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	38	39	-
Cum. Production at 2013/09	Mbbl	32	32	-
Gross Lease Oil Reserves	Mbbl	6	7	-
Company Share Oil Reserves	Mbbl	4	5	-

General	
Production Status	Producer: Producer
Well Name	BURNER 1-34H
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1

Burner 1-34H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Daily Calendar Oil Production (bbl/day)
Daily Oil Rate (bbl/day/well)
Proved Forecast
Proved & Probable Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2016/05	2017/01	Initial Decline (%/year)	14.10	11.20
Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	37.6	39.1
Final Rate (bopd)	5.2	5.2	Rem. @2013/09/30(Mbbl)	5.6	7.1

Production Summary to 2013/09/30	
Cum. Oil	32 Mbbl
Cum. Water	54.2 Mbbl

McDaniel & Associates Consultants Ltd.

Burner 1-34H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Cumulative Oil Production (Mbbl)
Proved Forecast
Proved & Probable Forecast

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2016/05	2017/01	Initial Decline (%/year)	14.10	11.20
Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	37.6	39.1
Final Rate (bopd)	5.2	5.2	Rem. @2013/09/30(Mbbl)	5.6	7.1

Production Summary to 2013/09/30	
Cum. Oil	32 Mbbl
Cum. Water	54.2 Mbbl

McDaniel & Associates Consultants Ltd.

Burner 1-34H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/09/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2016/05	2017/01	Initial Decline (%/year)	14.10	11.20
Initial Rate (bopd)	7.2	7.2	Recoverable Res. (Mbbl)	37.6	39.1
Final Rate (bopd)	5.2	5.2	Rem. @2013/09/30(Mbbl)	5.6	7.1

Production Summary to 2013/09/30	
Cum. Oil	32 Mbbl
Cum. Water	54.2 Mbbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Production History
Burner 1-34H-164N-97W
BURNER 1-34H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/09
Well Status	Producer: Producer
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2012/10/01 to 2013/09/30	
Oil Rates:	bbl/Cal. day	1.5
	bbl/Op. day	9.4
	bbl/Month	45
Water Cut	%	88

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/01	720	11.5		344		1,043	26,300		34,513		75
2010/02	672	8.9		250		702	26,550		35,215		74
2010/03	432	16.2		291		889	26,840		36,103		75
2010/04	648	12.3		332		909	27,173		37,013		73
2010/05	624	12.0		312		841	27,485		37,854		73
2010/06	576	10.8		260		826	27,745		38,680		76
2010/07	648	9.8		264		826	28,009		39,507		76
2010/08	120	26.2		131		653	28,140		40,160		83
2010/09	360	14.2		213		705	28,353		40,865		77
2010/10	360	14.5		218		895	28,570		41,761		80
2010/11	96	3.8		15		48	28,585		41,809		76
2010/12							28,585		41,809		
2011/01	72	35.0		105		235	28,690		42,044		69
2011/02							28,690		42,044		
2011/03	24	47.2		47		84	28,738		42,128		64
2011/04							28,738		42,128		
2011/05							28,738		42,128		
2011/06							28,738		42,128		
2011/07	24	113.3		113			28,851		42,128		
2011/08							28,851		42,128		
2011/09							28,851		42,128		
2011/10							28,851		42,128		
2011/11	696	15.6		451			29,302		42,128		
2011/12	744	10.8		335		1,255	29,637		43,383		79
2012/01	552	11.7		269		931	29,906		44,314		78
2012/02	696	9.4		271		990	30,177		45,304		79
2012/03							30,177		45,304		
2012/04	624	11.0		286		1,211	30,463		46,516		81
2012/05	744	8.8		274		977	30,736		47,493		78
2012/06	384	9.0		145		563	30,881		48,056		80
2012/07	288	11.3		135		673	31,016		48,729		83
2012/08	648	8.6		233		1,028	31,249		49,757		82
2012/09	576	8.7		208		633	31,457		50,390		75
2012/10							31,457		50,390		
2012/11							31,457		50,390		
2012/12							31,457		50,390		
2013/01	96	12.0		48		177	31,505		50,567		79
2013/02	456	10.9		207		1,103	31,712		51,669		84
2013/03							31,712		51,669		
2013/04							31,712		51,669		
2013/05							31,712		51,669		
2013/06							31,712		51,669		
2013/07	24	10.1		10		40	31,722		51,710		80
2013/08	648	6.5		174		1,584	31,897		53,294		90
2013/09	144	16.5		99		863	31,995		54,157		90

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing
Erickson 1-27H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	5.0	0.2	77.65	12.0	-	-	-	-	-	-	-	-	-	-	-	-	12.0
2014	0.65	4.6	1.7	77.65	130.5	-	-	-	-	-	-	-	-	-	-	-	-	130.5
2015	0.65	4.0	1.5	77.65	114.5	-	-	-	-	-	-	-	-	-	-	-	-	114.5
2016	0.65	3.6	1.3	77.65	102.2	-	-	-	-	-	-	-	-	-	-	-	-	102.2
2017	0.65	3.2	1.2	77.65	91.9	-	-	-	-	-	-	-	-	-	-	-	-	91.9
2018	0.65	3.0	1.1	77.65	83.6	-	-	-	-	-	-	-	-	-	-	-	-	83.6
2019	0.65	2.7	1.0	77.65	76.8	-	-	-	-	-	-	-	-	-	-	-	-	76.8
2020	0.65	2.5	0.9	77.65	71.1	-	-	-	-	-	-	-	-	-	-	-	-	71.1
2021 (9)	0.65	2.3	0.6	77.65	49.7	-	-	-	-	-	-	-	-	-	-	-	-	49.7
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.83 yr			**9.4**	**77.65**	**732.3**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**732.3**

Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
	Royalties & Burdens												
2013 (1)	1.8	-	-	-	-	1.8	15.1	12.0	-	12.0	1.8	-	10.2
2014	19.7	-	-	-	-	19.7	15.1	130.5	-	130.5	19.7	-	110.8
2015	17.2	-	-	-	-	17.2	15.1	114.5	-	114.5	17.2	-	97.2
2016	15.4	-	-	-	-	15.4	15.1	102.2	-	102.2	15.4	-	86.8
2017	13.8	-	-	-	-	13.8	15.1	91.9	-	91.9	13.8	-	78.0
2018	12.6	-	-	-	-	12.6	15.1	83.6	-	83.6	12.6	-	71.0
2019	11.6	-	-	-	-	11.6	15.1	76.8	-	76.8	11.6	-	65.2
2020	10.7	-	-	-	-	10.7	15.1	71.1	-	71.1	10.7	-	60.4
2021 (9)	7.5	-	-	-	-	7.5	15.1	49.7	-	49.7	7.5	-	42.2
2024	-	-	-	-	-	-	-	-	-	-	-	-	-
7.83 yr	**110.3**	**-**	**-**	**-**	**-**	**110.3**	**15.1**	**732.3**	**-**	**732.3**	**110.3**	**-**	**621.9**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (1)	4.2	0.1	10.2	-	-	-	-	-	-	-	-	-
2014	3.9	1.4	110.8	-	-	-	-	-	-	-	-	-
2015	3.4	1.3	97.2	-	-	-	-	-	-	-	-	-
2016	3.1	1.1	86.8	-	-	-	-	-	-	-	-	-
2017	2.8	1.0	78.0	-	-	-	-	-	-	-	-	-
2018	2.5	0.9	71.0	-	-	-	-	-	-	-	-	-
2019	2.3	0.8	65.2	-	-	-	-	-	-	-	-	-
2020	2.1	0.8	60.4	-	-	-	-	-	-	-	-	-
2021 (9)	2.0	0.5	42.2	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-
7.83 yr		**8.0**	**621.9**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Capital Costs Property & Leasehold M$US	Capital Costs Tangible M$US	Capital Costs Intangible M$US	Capital Costs Total M$US	Before Tax Cash Flow BTCF M$US	Before Tax Cash Flow Cum. M$US	Before Tax Cash Flow NPV @ 15.00 % M$US
2013 (1)	4.1	-	-	-	-	0.5	5.6	-	-	-	-	-	5.6	5.6	5.4
2014	48.8	-	-	-	-	5.5	56.5	-	-	-	-	-	56.5	62.1	51.1
2015	48.8	-	-	-	-	4.9	43.6	-	-	-	-	-	43.6	105.7	34.3
2016	48.8	-	-	-	-	4.3	33.7	-	-	-	-	-	33.7	139.5	23.0
2017	48.8	-	-	-	-	3.9	25.4	-	-	-	-	-	25.4	164.8	15.1
2018	48.8	-	-	-	-	3.6	18.7	-	-	-	-	-	18.7	183.6	9.7
2019	48.8	-	-	-	-	3.3	13.2	-	-	-	-	-	13.2	196.8	5.9
2020	48.8	-	-	-	-	3.0	8.6	-	-	-	-	-	8.6	205.4	3.4
2021 (9)	36.6	-	-	-	-	2.1	3.6	-	-	-	-	-	3.6	208.9	1.2
2024	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	189.4	-4.2
7.83 yr	**381.9**	**19.5**	**-**	**-**	**-**	**31.1**	**189.4**	**-**	**-**	**-**	**-**	**-**	**189.4**		**144.9**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	7.83 yr / 10.83 yr
Econ. RLI	5.19yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	14.5	9.4	-	9.4	8.0	621.9	525.4	452.3	395.6	350.9	314.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**14.5**	**9.4**	**-**	**9.4**	**8.0**	**621.9**	**525.4**	**452.3**	**395.6**	**350.9**	**314.9**
Total BTCF						**189.4**	**172.9**	**158.0**	**144.9**	**133.5**	**123.7**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Proved + Prob. Developed Producing

Erickson 1-27H-164N-97W

		WI Share Oil				WI Share Sales Gas				WI Share Liquids				WI Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	5.0	0.2	77.65	12.0	-	-	-	-	-	-	-	-	-	-	-	-	12.0
2014	0.65	4.7	1.7	77.65	132.7	-	-	-	-	-	-	-	-	-	-	-	-	132.7
2015	0.65	4.2	1.5	77.65	119.4	-	-	-	-	-	-	-	-	-	-	-	-	119.4
2016	0.65	3.8	1.4	77.65	108.8	-	-	-	-	-	-	-	-	-	-	-	-	108.8
2017	0.65	3.5	1.3	77.65	99.4	-	-	-	-	-	-	-	-	-	-	-	-	99.4
2018	0.65	3.2	1.2	77.65	91.7	-	-	-	-	-	-	-	-	-	-	-	-	91.7
2019	0.65	3.0	1.1	77.65	85.2	-	-	-	-	-	-	-	-	-	-	-	-	85.2
2020	0.65	2.8	1.0	77.65	79.7	-	-	-	-	-	-	-	-	-	-	-	-	79.7
2021	0.65	2.6	1.0	77.65	74.5	-	-	-	-	-	-	-	-	-	-	-	-	74.5
2022	0.65	2.5	0.9	77.65	70.1	-	-	-	-	-	-	-	-	-	-	-	-	70.1
2023 (11)	0.65	2.3	0.8	77.65	60.7	-	-	-	-	-	-	-	-	-	-	-	-	60.7
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr			**12.0**	**77.65**	**934.2**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**934.2**

	Royalties & Burdens												
Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.8	-	-	-	-	1.8	15.1	12.0	-	12.0	1.8	-	10.2
2014	20.0	-	-	-	-	20.0	15.1	132.7	-	132.7	20.0	-	112.7
2015	18.0	-	-	-	-	18.0	15.1	119.4	-	119.4	18.0	-	101.4
2016	16.4	-	-	-	-	16.4	15.1	108.8	-	108.8	16.4	-	92.4
2017	15.0	-	-	-	-	15.0	15.1	99.4	-	99.4	15.0	-	84.4
2018	13.8	-	-	-	-	13.8	15.1	91.7	-	91.7	13.8	-	77.9
2019	12.8	-	-	-	-	12.8	15.1	85.2	-	85.2	12.8	-	72.3
2020	12.0	-	-	-	-	12.0	15.1	79.7	-	79.7	12.0	-	67.7
2021	11.2	-	-	-	-	11.2	15.1	74.5	-	74.5	11.2	-	63.3
2022	10.6	-	-	-	-	10.6	15.1	70.1	-	70.1	10.6	-	59.5
2023 (11)	9.1	-	-	-	-	9.1	15.1	60.7	-	60.7	9.1	-	51.6
2026	-	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr	**140.8**	**-**	**-**	**-**	**-**	**140.8**	**15.1**	**934.2**	**-**	**934.2**	**140.8**	**-**	**793.4**

	Net Oil			Net Sales Gas			Net Liquids			Net Sulphur		
Year	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (1)	4.2	0.1	10.2	-	-	-	-	-	-	-	-	-
2014	4.0	1.5	112.7	-	-	-	-	-	-	-	-	-
2015	3.6	1.3	101.4	-	-	-	-	-	-	-	-	-
2016	3.3	1.2	92.4	-	-	-	-	-	-	-	-	-
2017	3.0	1.1	84.4	-	-	-	-	-	-	-	-	-
2018	2.7	1.0	77.9	-	-	-	-	-	-	-	-	-
2019	2.6	0.9	72.3	-	-	-	-	-	-	-	-	-
2020	2.4	0.9	67.7	-	-	-	-	-	-	-	-	-
2021	2.2	0.8	63.3	-	-	-	-	-	-	-	-	-
2022	2.1	0.8	59.5	-	-	-	-	-	-	-	-	-
2023 (11)	2.0	0.7	51.6	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr		**10.2**	**793.4**		**-**	**-**		**-**	**-**		**-**	**-**

								Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	4.1	-	-	-	-	0.5	5.6	-	-	-	-	-	5.6	5.6	5.4
2014	48.8	-	-	-	-	5.6	58.4	-	-	-	-	-	58.4	64.0	52.7
2015	48.8	-	-	-	-	5.1	47.6	-	-	-	-	-	47.6	111.6	37.4
2016	48.8	-	-	-	-	4.6	39.0	-	-	-	-	-	39.0	150.6	26.6
2017	48.8	-	-	-	-	4.2	31.5	-	-	-	-	-	31.5	182.0	18.7
2018	48.8	-	-	-	-	3.9	25.3	-	-	-	-	-	25.3	207.3	13.0
2019	48.8	-	-	-	-	3.6	20.0	-	-	-	-	-	20.0	227.3	9.0
2020	48.8	-	-	-	-	3.4	15.5	-	-	-	-	-	15.5	242.8	6.1
2021	48.8	-	-	-	-	3.2	11.3	-	-	-	-	-	11.3	254.2	3.9
2022	48.8	-	-	-	-	3.0	7.8	-	-	-	-	-	7.8	262.0	2.3
2023 (11)	44.7	-	-	-	-	2.6	4.3	-	-	-	-	-	4.3	266.3	1.1
2026	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	246.8	-3.1
10.00 yr	**487.5**	**19.5**	**-**	**-**	**-**	**39.7**	**246.8**	**-**	**-**	**-**	**-**	**-**	**246.8**		**173.0**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	10.00 yr / 13.00 yr
Econ. RLI	6.61yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

	Remaining Reserves					Net Revenue NPV (M$US)					
Product	Gross	WI	RI	Co. Share	Net	0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	18.5	12.0	-	12.0	10.2	793.4	642.6	534.8	455.5	395.5	349.1
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**18.5**	**12.0**	**-**	**12.0**	**10.2**	**793.4**	**642.6**	**534.8**	**455.5**	**395.5**	**349.1**
Total BTCF						**246.8**	**217.6**	**193.2**	**173.0**	**156.4**	**142.7**

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
PDP Wells
Erickson 1-27H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	68	72	-
Cum. Production at 2013/09	Mbbl	53	53	-
Gross Lease Oil Reserves	Mbbl	15	19	-
Company Share Oil Reserves	Mbbl	9	12	-

General	
Production Status	Producer: Producer
Well Name	ERICKSON 1-27H
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1

Erickson 1-27H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Daily Calendar Oil Production (bbl/day)
Daily Oil Rate (bbl/day/well)
Proved Forecast
Proved & Probable Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2021/09	2023/11	Initial Decline (%/year)	15.20	11.90
Initial Rate (bopd)	7.7	7.7	Recoverable Res. (Mbbl)	67.9	71.9
Final Rate (bopd)	3.5	3.5	Rem. @2013/09/30(Mbbl)	14.5	18.5

Production Summary to 2013/09/30	
Cum. Oil	53.4 Mbbl
Cum. Water	33.1 Mbbl

McDaniel & Associates Consultants Ltd.

Erickson 1-27H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2021/09	2023/11	Initial Decline (%/year)	15.20	11.90
Initial Rate (bopd)	7.7	7.7	Recoverable Res. (Mbbl)	67.9	71.9
Final Rate (bopd)	3.5	3.5	Rem. @2013/09/30(Mbbl)	14.5	18.5

Production Summary to 2013/09/30	
Cum. Oil	53.4 Mbbl
Cum. Water	33.1 Mbbl

McDaniel & Associates Consultants Ltd.

Erickson 1-27H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2021/09	2023/11	Initial Decline (%/year)	15.20	11.90
Initial Rate (bopd)	7.7	7.7	Recoverable Res. (Mbbl)	67.9	71.9
Final Rate (bopd)	3.5	3.5	Rem. @2013/09/30(Mbbl)	14.5	18.5

Production Summary to 2013/09/30	
Cum. Oil	53.4 Mbbl
Cum. Water	33.1 Mbbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Production History

Erickson 1-27H-164N-97W
ERICKSON 1-27H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2012/10/01 to 2013/09/30	
Oil Rates:	bbl/Cal. day	4.0
	bbl/Op. day	7.0
	bbl/Month	122
Water Cut	%	75

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/01	744	11.6		359		275	44,911		19,864		43
2010/02	600	12.1		303		230	45,214		20,094		43
2010/03	744	12.3		381		294	45,594		20,388		44
2010/04	720	11.6		348		272	45,942		20,660		44
2010/05	600	11.4		284		269	46,226		20,929		49
2010/06	648	9.4		255		259	46,481		21,189		50
2010/07	744	9.5		295		262	46,776		21,451		47
2010/08	744	10.4		321		259	47,097		21,710		45
2010/09	720	10.8		325		227	47,422		21,938		41
2010/10	648	10.6		287		219	47,709		22,157		43
2010/11	720	9.0		270		248	47,979		22,405		48
2010/12	744	10.9		337		256	48,316		22,661		43
2011/01	600	10.7		269		207	48,585		22,868		44
2011/02							48,585		22,868		
2011/03	96	18.2		73		162	48,658		23,030		69
2011/04							48,658		23,030		
2011/05							48,658		23,030		
2011/06							48,658		23,030		
2011/07							48,658		23,030		
2011/08	744	7.7		240		1,126	48,897		24,156		82
2011/09	384	10.1		162		744	49,059		24,900		82
2011/10	720	9.0		269			49,328		24,900		
2011/11	720	9.1		273			49,601		24,900		
2011/12	576	10.3		246		483	49,847		25,384		66
2012/01	744	9.0		279		484	50,126		25,867		63
2012/02	696	8.5		246		399	50,372		26,266		62
2012/03	648	9.7		261		399	50,633		26,665		60
2012/04	528	10.2		224		332	50,857		26,998		60
2012/05	648	9.4		253		324	51,110		27,322		56
2012/06							51,110		27,322		
2012/07	480	12.6		251		399	51,361		27,721		61
2012/08	648	7.9		212		473	51,573		28,194		69
2012/09	624	14.4		374		376	51,947		28,570		50
2012/10	720	10.7		322		391	52,269		28,962		55
2012/11	720	9.1		274		409	52,543		29,371		60
2012/12	576	8.8		210		339	52,753		29,710		62
2013/01	264	8.6		95		306	52,848		30,016		76
2013/02	504	7.1		149		274	52,997		30,290		65
2013/03	48	6.6		13		68	53,011		30,358		84
2013/04	336	6.4		90		558	53,100		30,916		86
2013/05							53,100		30,916		
2013/06							53,100		30,916		
2013/07	744					616	53,100		31,532		100
2013/08	648	6.2		167		1,004	53,267		32,537		86
2013/09	456	7.8		149		515	53,416		33,052		78

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing
Kearney 4-25H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	4.2	0.1	77.65	10.1	-	-	-	-	-	-	-	-	-	-	-	-	10.1
2014	0.65	3.9	1.4	77.65	111.6	-	-	-	-	-	-	-	-	-	-	-	-	111.6
2015	0.65	3.5	1.3	77.65	99.3	-	-	-	-	-	-	-	-	-	-	-	-	99.3
2016	0.65	3.1	1.1	77.65	89.1	-	-	-	-	-	-	-	-	-	-	-	-	89.1
2017	0.65	2.8	1.0	77.65	80.0	-	-	-	-	-	-	-	-	-	-	-	-	80.0
2018	0.65	2.6	0.9	77.65	72.4	-	-	-	-	-	-	-	-	-	-	-	-	72.4
2019	0.65	2.3	0.8	77.65	65.9	-	-	-	-	-	-	-	-	-	-	-	-	65.9
2020	0.65	2.1	0.8	77.65	60.4	-	-	-	-	-	-	-	-	-	-	-	-	60.4
2021 (5)	0.65	2.0	0.3	77.65	23.4	-	-	-	-	-	-	-	-	-	-	-	-	23.4
2024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.50 yr			**7.9**	**77.65**	**612.2**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**612.2**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.6	-	-	-	-	1.6	15.7	10.1	-	10.1	1.6	-	8.5
2014	17.5	-	-	-	-	17.5	15.7	111.6	-	111.6	17.5	-	94.0
2015	15.6	-	-	-	-	15.6	15.7	99.3	-	99.3	15.6	-	83.7
2016	14.0	-	-	-	-	14.0	15.7	89.1	-	89.1	14.0	-	75.1
2017	12.6	-	-	-	-	12.6	15.7	80.0	-	80.0	12.6	-	67.4
2018	11.4	-	-	-	-	11.4	15.7	72.4	-	72.4	11.4	-	61.1
2019	10.4	-	-	-	-	10.4	15.7	65.9	-	65.9	10.4	-	55.5
2020	9.5	-	-	-	-	9.5	15.7	60.4	-	60.4	9.5	-	50.9
2021 (5)	3.7	-	-	-	-	3.7	15.7	23.4	-	23.4	3.7	-	19.7
2024	-	-	-	-	-	-	-	-	-	-	-	-	-
7.50 yr	**96.2**	**-**	**-**	**-**	**-**	**96.2**	**15.7**	**612.2**	**-**	**612.2**	**96.2**	**-**	**515.9**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (1)	3.5	0.1	8.5	-	-	-	-	-	-	-	-	-
2014	3.3	1.2	94.0	-	-	-	-	-	-	-	-	-
2015	3.0	1.1	83.7	-	-	-	-	-	-	-	-	-
2016	2.6	1.0	75.1	-	-	-	-	-	-	-	-	-
2017	2.4	0.9	67.4	-	-	-	-	-	-	-	-	-
2018	2.2	0.8	61.1	-	-	-	-	-	-	-	-	-
2019	2.0	0.7	55.5	-	-	-	-	-	-	-	-	-
2020	1.8	0.7	50.9	-	-	-	-	-	-	-	-	-
2021 (5)	1.7	0.3	19.7	-	-	-	-	-	-	-	-	-
2024	-	-	-	-	-	-	-	-	-	-	-	-
7.50 yr		**6.6**	**515.9**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	3.3	-	-	-	-	0.4	4.8	-	-	-	-	-	4.8	4.8	4.7
2014	39.0	-	-	-	-	4.7	50.3	-	-	-	-	-	50.3	55.2	45.4
2015	39.0	-	-	-	-	4.2	40.5	-	-	-	-	-	40.5	95.6	31.8
2016	39.0	-	-	-	-	3.8	32.3	-	-	-	-	-	32.3	128.0	22.1
2017	39.0	-	-	-	-	3.4	25.1	-	-	-	-	-	25.1	153.1	14.9
2018	39.0	-	-	-	-	3.1	19.0	-	-	-	-	-	19.0	172.1	9.8
2019	39.0	-	-	-	-	2.8	13.8	-	-	-	-	-	13.8	185.8	6.2
2020	39.0	-	-	-	-	2.5	9.3	-	-	-	-	-	9.3	195.1	3.6
2021 (5)	16.3	-	-	-	-	1.0	2.5	-	-	-	-	-	2.5	197.6	0.9
2024	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	178.1	-4.4
7.50 yr	**292.5**	**19.5**	**-**	**-**	**-**	**25.8**	**178.1**	**-**	**-**	**-**	**-**	**-**	**178.1**		**135.0**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	7.50 yr / 10.50 yr
Econ. RLI	5.14yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	12.1	7.9	-	7.9	6.6	515.9	438.6	379.4	333.1	296.4	266.6
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**12.1**	**7.9**	**-**	**7.9**	**6.6**	**515.9**	**438.6**	**379.4**	**333.1**	**296.4**	**266.6**
Total BTCF						**178.1**	**162.1**	**147.6**	**135.0**	**124.1**	**114.7**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved + Prob. Developed Producing
Kearney 4-25H-164N-97W

		WI Share Oil				WI Share Sales Gas				WI Share Liquids				WI Share Sulphur				
Year	WI Wells	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	4.2	0.1	77.65	10.1	-	-	-	-	-	-	-	-	-	-	-	-	10.1
2014	0.65	4.0	1.5	77.65	113.3	-	-	-	-	-	-	-	-	-	-	-	-	113.3
2015	0.65	3.6	1.3	77.65	103.3	-	-	-	-	-	-	-	-	-	-	-	-	103.3
2016	0.65	3.3	1.2	77.65	94.9	-	-	-	-	-	-	-	-	-	-	-	-	94.9
2017	0.65	3.1	1.1	77.65	86.9	-	-	-	-	-	-	-	-	-	-	-	-	86.9
2018	0.65	2.8	1.0	77.65	80.2	-	-	-	-	-	-	-	-	-	-	-	-	80.2
2019	0.65	2.6	1.0	77.65	74.2	-	-	-	-	-	-	-	-	-	-	-	-	74.2
2020	0.65	2.4	0.9	77.65	69.0	-	-	-	-	-	-	-	-	-	-	-	-	69.0
2021	0.65	2.3	0.8	77.65	64.0	-	-	-	-	-	-	-	-	-	-	-	-	64.0
2022	0.65	2.1	0.8	77.65	59.7	-	-	-	-	-	-	-	-	-	-	-	-	59.7
2023 (7)	0.65	2.0	0.4	77.65	32.9	-	-	-	-	-	-	-	-	-	-	-	-	32.9
2026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.67 yr			**10.2**	**77.65**	**788.6**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**788.6**

	Royalties & Burdens												
Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.6	-	-	-	-	1.6	15.7	10.1	-	10.1	1.6	-	8.5
2014	17.8	-	-	-	-	17.8	15.7	113.3	-	113.3	17.8	-	95.5
2015	16.2	-	-	-	-	16.2	15.7	103.3	-	103.3	16.2	-	87.1
2016	14.9	-	-	-	-	14.9	15.7	94.9	-	94.9	14.9	-	80.0
2017	13.7	-	-	-	-	13.7	15.7	86.9	-	86.9	13.7	-	73.3
2018	12.6	-	-	-	-	12.6	15.7	80.2	-	80.2	12.6	-	67.6
2019	11.7	-	-	-	-	11.7	15.7	74.2	-	74.2	11.7	-	62.5
2020	10.8	-	-	-	-	10.8	15.7	69.0	-	69.0	10.8	-	58.2
2021	10.1	-	-	-	-	10.1	15.7	64.0	-	64.0	10.1	-	54.0
2022	9.4	-	-	-	-	9.4	15.7	59.7	-	59.7	9.4	-	50.3
2023 (7)	5.2	-	-	-	-	5.2	15.7	32.9	-	32.9	5.2	-	27.7
2026	-	-	-	-	-	-	-	-	-	-	-	-	-
9.67 yr	**124.0**	**-**	**-**	**-**	**-**	**124.0**	**15.7**	**788.6**	**-**	**788.6**	**124.0**	**-**	**664.6**

	Net Oil			Net Sales Gas			Net Liquids			Net Sulphur		
Year	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (1)	3.5	0.1	8.5	-	-	-	-	-	-	-	-	-
2014	3.4	1.2	95.5	-	-	-	-	-	-	-	-	-
2015	3.1	1.1	87.1	-	-	-	-	-	-	-	-	-
2016	2.8	1.0	80.0	-	-	-	-	-	-	-	-	-
2017	2.6	0.9	73.3	-	-	-	-	-	-	-	-	-
2018	2.4	0.9	67.6	-	-	-	-	-	-	-	-	-
2019	2.2	0.8	62.5	-	-	-	-	-	-	-	-	-
2020	2.0	0.7	58.2	-	-	-	-	-	-	-	-	-
2021	1.9	0.7	54.0	-	-	-	-	-	-	-	-	-
2022	1.8	0.6	50.3	-	-	-	-	-	-	-	-	-
2023 (7)	1.7	0.4	27.7	-	-	-	-	-	-	-	-	-
2026	-	-	-	-	-	-	-	-	-	-	-	-
9.67 yr		**8.6**	**664.6**		**-**	**-**		**-**	**-**		**-**	**-**

								Capital Costs					Before Tax Cash Flow		
Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	3.3	-	-	-	-	0.4	4.9	-	-	-	-	-	4.9	4.9	4.7
2014	39.0	-	-	-	-	4.8	51.7	-	-	-	-	-	51.7	56.6	46.7
2015	39.0	-	-	-	-	4.4	43.7	-	-	-	-	-	43.7	100.3	34.3
2016	39.0	-	-	-	-	4.0	37.0	-	-	-	-	-	37.0	137.3	25.2
2017	39.0	-	-	-	-	3.7	30.6	-	-	-	-	-	30.6	167.9	18.2
2018	39.0	-	-	-	-	3.4	25.2	-	-	-	-	-	25.2	193.1	13.0
2019	39.0	-	-	-	-	3.1	20.4	-	-	-	-	-	20.4	213.5	9.2
2020	39.0	-	-	-	-	2.9	16.3	-	-	-	-	-	16.3	229.7	6.3
2021	39.0	-	-	-	-	2.7	12.3	-	-	-	-	-	12.3	242.0	4.2
2022	39.0	-	-	-	-	2.5	8.8	-	-	-	-	-	8.8	250.8	2.6
2023 (7)	22.8	-	-	-	-	1.4	3.6	-	-	-	-	-	3.6	254.4	0.9
2026	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	234.9	-3.3
9.67 yr	**377.0**	**19.5**	**-**	**-**	**-**	**33.2**	**234.9**	**-**	**-**	**-**	**-**	**-**	**234.9**		**162.1**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	9.67 yr / 12.67 yr
Econ. RLI	6.61yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

	Remaining Reserves					Net Revenue NPV (M$US)					
Product	Gross	WI	RI	Co. Share	Net	0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	15.6	10.2	-	10.2	8.6	664.6	541.5	452.6	386.7	336.5	297.4
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**15.6**	**10.2**	**-**	**10.2**	**8.6**	**664.6**	**541.5**	**452.6**	**386.7**	**336.5**	**297.4**
Total BTCF						**234.9**	**205.8**	**181.8**	**162.1**	**145.9**	**132.5**

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
PDP Wells
Kearney 4-25H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	31	35	-
Cum. Production at 2013/01	Mbbl	19	19	-
Gross Lease Oil Reserves	Mbbl	12	16	-
Company Share Oil Reserves	Mbbl	8	10	-

General	
Production Status	Producer: Producer
Well Name	KEARNEY 4-25H
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1

Kearney 4-25H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Daily Calendar Oil Production (bbl/day)
Daily Oil Rate (bbl/day/well)
Proved Forecast
Proved & Probable Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12
Forecast End (yyyy/mm)	2021/05	2023/07
Initial Rate (bopd)	6.5	6.5
Final Rate (bopd)	3.0	3.0

	TP	TPP
Decline Exponent	0.50	0.50
Initial Decline (%/year)	12.50	9.70
Recoverable Res. (Mbbl)	31.4	34.9
Rem. @2013/01/31(Mbbl)	12.1	15.6

Production Summary to 2013/01/31	
Cum. Oil	19.3 Mbbl
Cum. Water	1213.9 bbl

McDaniel & Associates Consultants Ltd.

Kearney 4-25H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2021/05	2023/07	Initial Decline (%/year)	12.50	9.70
Initial Rate (bopd)	6.5	6.5	Recoverable Res. (Mbbl)	31.4	34.9
Final Rate (bopd)	3.0	3.0	Rem. @2013/01/31(Mbbl)	12.1	15.6

Production Summary to 2013/01/31	
Cum. Oil	19.3 Mbbl
Cum. Water	1213.9 bbl

McDaniel & Associates Consultants Ltd.

Kearney 4-25H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/03/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2021/05	2023/07	Initial Decline (%/year)	12.50	9.70
Initial Rate (bopd)	6.5	6.5	Recoverable Res. (Mbbl)	31.4	34.9
Final Rate (bopd)	3.0	3.0	Rem. @2013/01/31(Mbbl)	12.1	15.6

Production Summary to 2013/01/31	
Cum. Oil	19.3 Mbbl
Cum. Water	1213.9 bbl

McDaniel & Associates Consultants Ltd.

13-0383 SC120111

JayHawk Energy Inc.

Production History

Kearney 4-25H-164N-97W
KEARNEY 4-25H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/03
Well Status	Producer: Producer
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2012/02/01 to 2013/01/31	
Oil Rates:	bbl/Cal. day	5.7
	bbl/Op. day	11.5
	bbl/Month	172
Water Cut	%	3

Month	Oper. Hours	Operated Day Rates Oil bbl	Operated Day Rates Gas Mcf	Monthly Production Oil bbl	Monthly Production Gas Mcf	Monthly Production Water bbl	Cumulative Production Oil bbl	Cumulative Production Gas MMcf	Cumulative Production Water bbl	GOR scf/bbl	Fw %
2010/01	744	7.7		240		7	14,598		1,095		3
2010/02	672	7.3		206		5	14,804		1,100		2
2010/03	744	7.2		222		8	15,026		1,108		4
2010/04	720	7.0		209		7	15,235		1,115		3
2010/05	720	7.4		222		3	15,457		1,118		1
2010/06	720	7.1		214			15,671		1,118		
2010/07	744	7.0		216		3	15,887		1,121		1
2010/08	744	7.3		225		5	16,112		1,126		2
2010/09	720	7.2		215		3	16,327		1,130		1
2010/10	744	7.1		219		3	16,546		1,133		1
2010/11	720	6.2		187		5	16,733		1,138		3
2010/12	696	7.4		214		5	16,947		1,143		2
2011/01	552	7.3		167		5	17,114		1,148		3
2011/02							17,114		1,148		
2011/03	24	45.3		45		5	17,159		1,153		10
2011/04	72	25.0		75		3	17,234		1,156		4
2011/05							17,234		1,156		
2011/06							17,234		1,156		
2011/07							17,234		1,156		
2011/08							17,234		1,156		
2011/09							17,234		1,156		
2011/10							17,234		1,156		
2011/11							17,234		1,156		
2011/12							17,234		1,156		
2012/01							17,234		1,156		
2012/02	72	26.6		80		7	17,314		1,163		8
2012/03							17,314		1,163		
2012/04							17,314		1,163		
2012/05							17,314		1,163		
2012/06							17,314		1,163		
2012/07	408	34.6		588		15	17,902		1,178		3
2012/08	744	13.1		405		7	18,307		1,185		2
2012/09	720	9.9		298		7	18,605		1,192		2
2012/10	720	7.4		222		7	18,828		1,199		3
2012/11	576	7.2		172		5	18,999		1,204		3
2012/12	744	7.1		221		7	19,220		1,211		3
2013/01	336	5.7		80		3	19,300		1,214		4

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing
Landstrom 1-33H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	5.2	0.2	77.65	12.5	-	-	-	-	-	-	-	-	-	-	-	-	12.5
2014	0.65	4.9	1.8	77.65	138.0	-	-	-	-	-	-	-	-	-	-	-	-	138.0
2015	0.65	4.4	1.6	77.65	123.7	-	-	-	-	-	-	-	-	-	-	-	-	123.7
2016	0.65	3.9	1.4	77.65	111.9	-	-	-	-	-	-	-	-	-	-	-	-	111.9
2017	0.65	3.6	1.3	77.65	101.1	-	-	-	-	-	-	-	-	-	-	-	-	101.1
2018	0.65	3.2	1.2	77.65	92.1	-	-	-	-	-	-	-	-	-	-	-	-	92.1
2019	0.65	3.0	1.1	77.65	84.2	-	-	-	-	-	-	-	-	-	-	-	-	84.2
2020	0.65	2.7	1.0	77.65	77.5	-	-	-	-	-	-	-	-	-	-	-	-	77.5
2023	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7.08 yr			**9.5**	**77.65**	**741.0**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**741.0**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.7	-	-	-	-	1.7	13.5	12.5	-	12.5	1.7	-	10.8
2014	18.6	-	-	-	-	18.6	13.5	138.0	-	138.0	18.6	-	119.4
2015	16.7	-	-	-	-	16.7	13.5	123.7	-	123.7	16.7	-	107.1
2016	15.1	-	-	-	-	15.1	13.5	111.9	-	111.9	15.1	-	96.8
2017	13.6	-	-	-	-	13.6	13.5	101.1	-	101.1	13.6	-	87.5
2018	12.4	-	-	-	-	12.4	13.5	92.1	-	92.1	12.4	-	79.7
2019	11.3	-	-	-	-	11.3	13.5	84.2	-	84.2	11.3	-	72.9
2020	10.4	-	-	-	-	10.4	13.5	77.5	-	77.5	10.4	-	67.1
2023	-	-	-	-	-	-	-	-	-	-	-	-	-
7.08 yr	**99.8**	**-**	**-**	**-**	**-**	**99.8**	**13.5**	**741.0**	**-**	**741.0**	**99.8**	**-**	**641.2**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (1)	4.5	0.1	10.8	-	-	-	-	-	-	-	-	-
2014	4.2	1.5	119.4	-	-	-	-	-	-	-	-	-
2015	3.8	1.4	107.1	-	-	-	-	-	-	-	-	-
2016	3.4	1.2	96.8	-	-	-	-	-	-	-	-	-
2017	3.1	1.1	87.5	-	-	-	-	-	-	-	-	-
2018	2.8	1.0	79.7	-	-	-	-	-	-	-	-	-
2019	2.6	0.9	72.9	-	-	-	-	-	-	-	-	-
2020	2.4	0.9	67.1	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-	-	-	-
7.08 yr		**8.3**	**641.2**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	5.1	-	-	-	-	0.5	5.2	-	-	-	-	-	5.2	5.2	5.0
2014	60.8	-	-	-	-	6.0	52.6	-	-	-	-	-	52.6	57.8	47.5
2015	60.8	-	-	-	-	5.4	40.9	-	-	-	-	-	40.9	98.7	32.1
2016	60.8	-	-	-	-	4.8	31.1	-	-	-	-	-	31.1	129.8	21.3
2017	60.8	-	-	-	-	4.4	22.3	-	-	-	-	-	22.3	152.1	13.3
2018	60.8	-	-	-	-	4.0	14.9	-	-	-	-	-	14.9	167.0	7.7
2019	60.8	-	-	-	-	3.6	8.4	-	-	-	-	-	8.4	175.3	3.8
2020	60.8	-	-	-	-	3.4	2.9	-	-	-	-	-	2.9	178.2	1.1
2023	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	158.7	-4.7
7.08 yr	**431.0**	**19.5**	**-**	**-**	**-**	**32.1**	**158.7**	**-**	**-**	**-**	**-**	**-**	**158.7**		**127.1**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	7.08 yr / 10.08 yr
Econ. RLI	5.05yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	14.7	9.5	-	9.5	8.3	641.2	548.4	476.6	420.0	374.8	337.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**14.7**	**9.5**	**-**	**9.5**	**8.3**	**641.2**	**548.4**	**476.6**	**420.0**	**374.8**	**337.9**
Total BTCF						**158.7**	**147.7**	**137.0**	**127.1**	**118.3**	**110.4**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Proved + Prob. Developed Producing

Landstrom 1-33H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	WI Sales Revenue M$US
2013 (1)	0.65	5.2	0.2	77.65	12.5	-	-	-	-	-	-	-	-	-	-	-	-	12.5
2014	0.65	4.9	1.8	77.65	139.9	-	-	-	-	-	-	-	-	-	-	-	-	139.9
2015	0.65	4.5	1.7	77.65	128.3	-	-	-	-	-	-	-	-	-	-	-	-	128.3
2016	0.65	4.2	1.5	77.65	118.3	-	-	-	-	-	-	-	-	-	-	-	-	118.3
2017	0.65	3.8	1.4	77.65	108.9	-	-	-	-	-	-	-	-	-	-	-	-	108.9
2018	0.65	3.6	1.3	77.65	100.9	-	-	-	-	-	-	-	-	-	-	-	-	100.9
2019	0.65	3.3	1.2	77.65	93.7	-	-	-	-	-	-	-	-	-	-	-	-	93.7
2020	0.65	3.1	1.1	77.65	87.5	-	-	-	-	-	-	-	-	-	-	-	-	87.5
2021	0.65	2.9	1.0	77.65	81.4	-	-	-	-	-	-	-	-	-	-	-	-	81.4
2022	0.65	2.7	1.0	77.65	76.2	-	-	-	-	-	-	-	-	-	-	-	-	76.2
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9.08 yr			**12.2**	**77.65**	**947.5**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**947.5**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (1)	1.7	-	-	-	-	1.7	13.5	12.5	-	12.5	1.7	-	10.8
2014	18.8	-	-	-	-	18.8	13.5	139.9	-	139.9	18.8	-	121.1
2015	17.3	-	-	-	-	17.3	13.5	128.3	-	128.3	17.3	-	111.0
2016	15.9	-	-	-	-	15.9	13.5	118.3	-	118.3	15.9	-	102.4
2017	14.7	-	-	-	-	14.7	13.5	108.9	-	108.9	14.7	-	94.3
2018	13.6	-	-	-	-	13.6	13.5	100.9	-	100.9	13.6	-	87.3
2019	12.6	-	-	-	-	12.6	13.5	93.7	-	93.7	12.6	-	81.1
2020	11.8	-	-	-	-	11.8	13.5	87.5	-	87.5	11.8	-	75.7
2021	11.0	-	-	-	-	11.0	13.5	81.4	-	81.4	11.0	-	70.5
2022	10.3	-	-	-	-	10.3	13.5	76.2	-	76.2	10.3	-	65.9
2025	-	-	-	-	-	-	-	-	-	-	-	-	-
9.08 yr	**127.6**	**-**	**-**	**-**	**-**	**127.6**	**13.5**	**947.5**	**-**	**947.5**	**127.6**	**-**	**819.9**

Year	Net Oil Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (1)	4.5	0.1	10.8	-	-	-	-	-	-	-	-	-
2014	4.3	1.6	121.1	-	-	-	-	-	-	-	-	-
2015	3.9	1.4	111.0	-	-	-	-	-	-	-	-	-
2016	3.6	1.3	102.4	-	-	-	-	-	-	-	-	-
2017	3.3	1.2	94.3	-	-	-	-	-	-	-	-	-
2018	3.1	1.1	87.3	-	-	-	-	-	-	-	-	-
2019	2.9	1.0	81.1	-	-	-	-	-	-	-	-	-
2020	2.7	1.0	75.7	-	-	-	-	-	-	-	-	-
2021	2.5	0.9	70.5	-	-	-	-	-	-	-	-	-
2022	2.3	0.8	65.9	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-
9.08 yr		**10.6**	**819.9**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (1)	5.1	-	-	-	-	0.5	5.2	-	-	-	-	-	5.2	5.2	5.0
2014	60.8	-	-	-	-	6.1	54.2	-	-	-	-	-	54.2	59.3	48.9
2015	60.8	-	-	-	-	5.5	44.6	-	-	-	-	-	44.6	103.9	35.0
2016	60.8	-	-	-	-	5.1	36.4	-	-	-	-	-	36.4	140.4	24.9
2017	60.8	-	-	-	-	4.7	28.7	-	-	-	-	-	28.7	169.1	17.0
2018	60.8	-	-	-	-	4.4	22.1	-	-	-	-	-	22.1	191.2	11.4
2019	60.8	-	-	-	-	4.1	16.2	-	-	-	-	-	16.2	207.4	7.3
2020	60.8	-	-	-	-	3.8	11.1	-	-	-	-	-	11.1	218.4	4.3
2021	60.8	-	-	-	-	3.5	6.1	-	-	-	-	-	6.1	224.5	2.1
2022	60.8	-	-	-	-	3.3	1.8	-	-	-	-	-	1.8	226.3	0.5
2025	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	206.8	-3.5
9.08 yr	**552.6**	**19.5**	**-**	**-**	**-**	**41.0**	**206.8**	**-**	**-**	**-**	**-**	**-**	**206.8**		**152.9**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	9.08 yr / 12.08 yr
Econ. RLI	6.45yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	18.8	12.2	-	12.2	10.6	819.9	673.8	566.9	486.6	424.9	376.6
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**18.8**	**12.2**	**-**	**12.2**	**10.6**	**819.9**	**673.8**	**566.9**	**486.6**	**424.9**	**376.6**
Total BTCF						**206.8**	**186.5**	**168.5**	**152.9**	**139.7**	**128.4**

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
PDP Wells
Landstrom 1-33H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	44	48	-
Cum. Production at 2013/08	Mbbl	29	29	-
Gross Lease Oil Reserves	Mbbl	15	19	-
Company Share Oil Reserves	Mbbl	10	12	-

General	
Production Status	Producer: Producer
Well Name	LANDSTROM 1-33H
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1

Landstrom 1-33H-164N-97W

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Daily Calendar Oil Production (bbl/day)
Daily Oil Rate (bbl/day/well)
Proved Forecast
Proved & Probable Forecast
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/10/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2020/12	2022/12	Initial Decline (%/year)	11.60	9.10
Initial Rate (bopd)	8.0	8.0	Recoverable Res. (Mbbl)	43.9	48.0
Final Rate (bopd)	4.0	4.0	Rem. @2013/08/31(Mbbl)	14.7	18.8

Production Summary to 2013/08/31	
Cum. Oil	29.2 Mbbl
Cum. Water	50.1 Mbbl

McDaniel & Associates Consultants Ltd.

13-0383 SC120111

Landstrom 1-33H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Cumulative Oil Production (Mbbl)
Proved Forecast
Proved & Probable Forecast

General Information		Forecast Summary	TP	TPP		TP	TPP	Production Summary to 2013/08/31	
Area	PDP Wells	Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50	Cum. Oil	29.2 Mbbl
Zone	OUNGRE	Forecast End (yyyy/mm)	2020/12	2022/12	Initial Decline (%/year)	11.60	9.10	Cum. Water	50.1 Mbbl
Pool	Madison	Initial Rate (bopd)	8.0	8.0	Recoverable Res. (Mbbl)	43.9	48.0		
On Production Date	2006/10/01	Final Rate (bopd)	4.0	4.0	Rem. @2013/08/31(Mbbl)	14.7	18.8		
Current Status	Producer: Producer								

McDaniel & Associates Consultants Ltd.

Landstrom 1-33H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/10/01
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/12	2013/12	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2020/12	2022/12	Initial Decline (%/year)	11.60	9.10
Initial Rate (bopd)	8.0	8.0	Recoverable Res. (Mbbl)	43.9	48.0
Final Rate (bopd)	4.0	4.0	Rem. @2013/08/31(Mbbl)	14.7	18.8

Production Summary to 2013/08/31	
Cum. Oil	29.2 Mbbl
Cum. Water	50.1 Mbbl

McDaniel & Associates Consultants Ltd.

JayHawk Energy Inc.
Production History

Landstrom 1-33H-164N-97W
LANDSTROM 1-33H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/10
Well Status	Producer: Producer
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2012/09/01 to 2013/08/31	
Oil Rates:	bbl/Cal. day	6.8
	bbl/Op. day	9.7
	bbl/Month	207
Water Cut	%	77

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/01	744	9.8		303		705	19,538		25,777		70
2010/02	552	10.9		252		614	19,790		26,391		71
2010/03	744	9.7		300		697	20,090		27,088		70
2010/04	696	10.7		310		716	20,400		27,804		70
2010/05	696	8.6		250		676	20,650		28,480		73
2010/06	600	11.6		291		648	20,941		29,128		69
2010/07	744	9.5		294		695	21,235		29,824		70
2010/08	744	9.7		300		683	21,535		30,507		69
2010/09	408	9.5		161		376	21,696		30,884		70
2010/10	696	9.8		284		785	21,980		31,669		73
2010/11	672	8.6		241		615	22,221		32,284		72
2010/12	672	10.4		292		675	22,513		32,960		70
2011/01	480	12.4		247		538	22,760		33,498		69
2011/02							22,760		33,498		
2011/03							22,760		33,498		
2011/04							22,760		33,498		
2011/05							22,760		33,498		
2011/06							22,760		33,498		
2011/07							22,760		33,498		
2011/08	384	12.9		207		980	22,967		34,478		83
2011/09	336	17.8		250		666	23,217		35,144		73
2011/10	720	11.1		334			23,551		35,144		
2011/11	720	14.1		422			23,973		35,144		
2011/12	744	13.6		423		1,362	24,396		36,506		76
2012/01	720	10.4		312			24,708		36,506		
2012/02	696	11.2		324		817	25,032		37,324		72
2012/03	744	10.0		311		831	25,343		38,154		73
2012/04	720	10.6		318		790	25,661		38,945		71
2012/05	552	12.5		288		646	25,949		39,591		69
2012/06	432	11.2		201		504	26,150		40,095		72
2012/07	648	10.7		290		916	26,440		41,011		76
2012/08	624	11.1		289		850	26,729		41,861		75
2012/09	720	9.6		287		850	27,016		42,711		75
2012/10	456	9.9		189		521	27,205		43,232		73
2012/11	360	10.6		159		650	27,364		43,882		80
2012/12	624	12.2		318		931	27,682		44,813		75
2013/01	672	9.7		271		833	27,953		45,646		75
2013/02	552	9.5		219		621	28,172		46,267		74
2013/03	144	10.0		60		144	28,232		46,411		71
2013/04	648	7.7		208		948	28,440		47,360		82
2013/05	288	4.7		56		334	28,496		47,694		86
2013/06	720	8.4		252		848	28,748		48,542		77
2013/07	648	11.8		319		1,097	29,067		49,639		77
2013/08	312	11.5		150		451	29,217		50,091		75

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved Developed Producing
Schutz 5-26H-164N-97W

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2013 (3)	0.65	8.9	0.8	77.65	63.9	-	-	-	-	-	-	-	-	-	-	-	-	63.9
2014	0.65	7.9	2.9	77.65	225.1	-	-	-	-	-	-	-	-	-	-	-	-	225.1
2015	0.65	6.6	2.4	77.65	188.3	-	-	-	-	-	-	-	-	-	-	-	-	188.3
2016	0.65	5.6	2.1	77.65	160.2	-	-	-	-	-	-	-	-	-	-	-	-	160.2
2017	0.65	4.8	1.8	77.65	137.3	-	-	-	-	-	-	-	-	-	-	-	-	137.3
2018	0.65	4.2	1.5	77.65	119.2	-	-	-	-	-	-	-	-	-	-	-	-	119.2
2019	0.65	3.7	1.3	77.65	104.6	-	-	-	-	-	-	-	-	-	-	-	-	104.6
2020	0.65	3.3	1.2	77.65	92.7	-	-	-	-	-	-	-	-	-	-	-	-	92.7
2021	0.65	2.9	1.1	77.65	82.2	-	-	-	-	-	-	-	-	-	-	-	-	82.2
2022 (6)	0.65	2.7	0.5	77.65	37.4	-	-	-	-	-	-	-	-	-	-	-	-	37.4
2025	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr			**15.6**	**77.65**	**1,210.8**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**1,210.8**

Year	Royalties & Burdens Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2013 (3)	9.5	-	-	-	-	9.5	14.8	63.9	-	63.9	9.5	-	54.4
2014	33.4	-	-	-	-	33.4	14.8	225.1	-	225.1	33.4	-	191.7
2015	27.9	-	-	-	-	27.9	14.8	188.3	-	188.3	27.9	-	160.3
2016	23.8	-	-	-	-	23.8	14.8	160.2	-	160.2	23.8	-	136.4
2017	20.4	-	-	-	-	20.4	14.8	137.3	-	137.3	20.4	-	116.9
2018	17.7	-	-	-	-	17.7	14.8	119.2	-	119.2	17.7	-	101.6
2019	15.5	-	-	-	-	15.5	14.8	104.6	-	104.6	15.5	-	89.0
2020	13.7	-	-	-	-	13.7	14.8	92.7	-	92.7	13.7	-	78.9
2021	12.2	-	-	-	-	12.2	14.8	82.2	-	82.2	12.2	-	70.0
2022 (6)	5.5	-	-	-	-	5.5	14.8	37.4	-	37.4	5.5	-	31.8
2025	-	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr	**179.6**	**-**	**-**	**-**	**-**	**179.6**	**14.8**	**1,210.8**	**-**	**1,210.8**	**179.6**	**-**	**1,031.2**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2013 (3)	7.6	0.7	54.4	-	-	-	-	-	-	-	-	-
2014	6.8	2.5	191.7	-	-	-	-	-	-	-	-	-
2015	5.7	2.1	160.3	-	-	-	-	-	-	-	-	-
2016	4.8	1.8	136.4	-	-	-	-	-	-	-	-	-
2017	4.1	1.5	116.9	-	-	-	-	-	-	-	-	-
2018	3.6	1.3	101.6	-	-	-	-	-	-	-	-	-
2019	3.1	1.1	89.0	-	-	-	-	-	-	-	-	-
2020	2.8	1.0	78.9	-	-	-	-	-	-	-	-	-
2021	2.5	0.9	70.0	-	-	-	-	-	-	-	-	-
2022 (6)	2.3	0.4	31.8	-	-	-	-	-	-	-	-	-
2025	-	-	-	-	-	-	-	-	-	-	-	-
8.75 yr		**13.3**	**1,031.2**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (3)	11.7	-	-	-	-	6.3	36.4	-	-	-	-	-	36.4	36.4	35.8
2014	46.8	-	-	-	-	22.0	122.9	-	-	-	-	-	122.9	159.3	111.0
2015	46.8	-	-	-	-	14.3	99.3	-	-	-	-	-	99.3	258.5	77.8
2016	46.8	-	-	-	-	6.8	82.8	-	-	-	-	-	82.8	341.3	56.6
2017	46.8	-	-	-	-	5.8	64.3	-	-	-	-	-	64.3	405.6	38.2
2018	46.8	-	-	-	-	5.1	49.7	-	-	-	-	-	49.7	455.3	25.7
2019	46.8	-	-	-	-	4.5	37.8	-	-	-	-	-	37.8	493.1	17.0
2020	46.8	-	-	-	-	3.9	28.2	-	-	-	-	-	28.2	521.2	11.0
2021	46.8	-	-	-	-	3.5	19.7	-	-	-	-	-	19.7	541.0	6.7
2022 (6)	23.4	-	-	-	-	1.6	6.9	-	-	-	-	-	6.9	547.8	2.1
2025	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	528.3	-3.8
8.75 yr	**409.5**	**19.5**	**-**	**-**	**-**	**73.8**	**528.3**	**-**	**-**	**-**	**-**	**-**	**528.3**		**378.0**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	8.75 yr / 11.75 yr
Econ. RLI	4.70yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	24.0	15.6	-	15.6	13.3	1,031.2	876.9	760.8	671.5	601.2	544.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**24.0**	**15.6**	**-**	**15.6**	**13.3**	**1,031.2**	**876.9**	**760.8**	**671.5**	**601.2**	**544.9**
Total BTCF						**528.3**	**467.3**	**418.1**	**378.0**	**345.1**	**317.8**

JayHawk Energy Inc.
Constant Prices and Costs as of September 30, 2013
Proved + Prob. Developed Producing
Schutz 5-26H-164N-97W

Year	WI Wells	WI Share Oil				WI Share Sales Gas				WI Share Liquids				WI Share Sulphur				WI Sales Revenue M$US
		Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Avg. Price $US/Mcf	Sales Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Avg. Price $US/bbl	Sales Revenue M$US	Cal Day Rate LT/d	Volume MLT	Avg. Price $US/LT	Sales Revenue M$US	
2013 (3)	0.65	9.0	0.8	77.65	64.2	-	-	-	-	-	-	-	-	-	-	-	-	64.2
2014	0.65	8.2	3.0	77.65	231.8	-	-	-	-	-	-	-	-	-	-	-	-	231.8
2015	0.65	7.1	2.6	77.65	200.7	-	-	-	-	-	-	-	-	-	-	-	-	200.7
2016	0.65	6.2	2.3	77.65	176.0	-	-	-	-	-	-	-	-	-	-	-	-	176.0
2017	0.65	5.5	2.0	77.65	154.7	-	-	-	-	-	-	-	-	-	-	-	-	154.7
2018	0.65	4.9	1.8	77.65	137.5	-	-	-	-	-	-	-	-	-	-	-	-	137.5
2019	0.65	4.3	1.6	77.65	123.0	-	-	-	-	-	-	-	-	-	-	-	-	123.0
2020	0.65	3.9	1.4	77.65	110.9	-	-	-	-	-	-	-	-	-	-	-	-	110.9
2021	0.65	3.5	1.3	77.65	100.0	-	-	-	-	-	-	-	-	-	-	-	-	100.0
2022	0.65	3.2	1.2	77.65	90.9	-	-	-	-	-	-	-	-	-	-	-	-	90.9
2023	0.65	2.9	1.1	77.65	83.0	-	-	-	-	-	-	-	-	-	-	-	-	83.0
2024 (10)	0.65	2.7	0.8	77.65	64.0	-	-	-	-	-	-	-	-	-	-	-	-	64.0
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
11.08 yr			**19.8**	**77.65**	**1,536.7**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**1,536.7**

Year	Royalties & Burdens							WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %						
2013 (3)	9.5	-	-	-	-	9.5	14.8	64.2	-	64.2	9.5	-	54.7
2014	34.4	-	-	-	-	34.4	14.8	231.8	-	231.8	34.4	-	197.4
2015	29.8	-	-	-	-	29.8	14.8	200.7	-	200.7	29.8	-	171.0
2016	26.1	-	-	-	-	26.1	14.8	176.0	-	176.0	26.1	-	149.9
2017	23.0	-	-	-	-	23.0	14.8	154.7	-	154.7	23.0	-	131.8
2018	20.4	-	-	-	-	20.4	14.8	137.5	-	137.5	20.4	-	117.1
2019	18.2	-	-	-	-	18.2	14.8	123.0	-	123.0	18.2	-	104.7
2020	16.5	-	-	-	-	16.5	14.8	110.9	-	110.9	16.5	-	94.5
2021	14.8	-	-	-	-	14.8	14.8	100.0	-	100.0	14.8	-	85.2
2022	13.5	-	-	-	-	13.5	14.8	90.9	-	90.9	13.5	-	77.4
2023	12.3	-	-	-	-	12.3	14.8	83.0	-	83.0	12.3	-	70.7
2024 (10)	9.5	-	-	-	-	9.5	14.8	64.0	-	64.0	9.5	-	54.5
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-
11.08 yr	**228.0**	**-**	**-**	**-**	**-**	**228.0**	**14.8**	**1,536.7**	**-**	**1,536.7**	**228.0**	**-**	**1,308.7**

Year	Net Oil			Net Sales Gas			Net Liquids			Net Sulphur		
	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate Mcf/d	Volume MMcf	Net Revenue M$US	Cal Day Rate bbl/d	Volume Mbbl	Net Revenue M$US	Cal Day Rate LT/d	Volume MLT	Net Revenue M$US
2013 (3)	7.7	0.7	54.7	-	-	-	-	-	-	-	-	-
2014	7.0	2.5	197.4	-	-	-	-	-	-	-	-	-
2015	6.0	2.2	171.0	-	-	-	-	-	-	-	-	-
2016	5.3	1.9	149.9	-	-	-	-	-	-	-	-	-
2017	4.6	1.7	131.8	-	-	-	-	-	-	-	-	-
2018	4.1	1.5	117.1	-	-	-	-	-	-	-	-	-
2019	3.7	1.3	104.7	-	-	-	-	-	-	-	-	-
2020	3.3	1.2	94.5	-	-	-	-	-	-	-	-	-
2021	3.0	1.1	85.2	-	-	-	-	-	-	-	-	-
2022	2.7	1.0	77.4	-	-	-	-	-	-	-	-	-
2023	2.5	0.9	70.7	-	-	-	-	-	-	-	-	-
2024 (10)	2.3	0.7	54.5	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-
11.08 yr		**16.9**	**1,308.7**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs					Before Tax Cash Flow		
								G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2013 (3)	11.7	-	-	-	-	6.3	36.7	-	-	-	-	-	36.7	36.7	36.1
2014	46.8	-	-	-	-	22.7	127.9	-	-	-	-	-	127.9	164.6	115.5
2015	46.8	-	-	-	-	19.7	104.5	-	-	-	-	-	104.5	269.1	82.0
2016	46.8	-	-	-	-	8.4	94.7	-	-	-	-	-	94.7	363.8	64.6
2017	46.8	-	-	-	-	6.6	78.4	-	-	-	-	-	78.4	442.2	46.5
2018	46.8	-	-	-	-	5.9	64.4	-	-	-	-	-	64.4	506.6	33.3
2019	46.8	-	-	-	-	5.2	52.7	-	-	-	-	-	52.7	559.3	23.6
2020	46.8	-	-	-	-	4.7	42.9	-	-	-	-	-	42.9	602.2	16.8
2021	46.8	-	-	-	-	4.3	34.1	-	-	-	-	-	34.1	636.3	11.6
2022	46.8	-	-	-	-	3.9	26.7	-	-	-	-	-	26.7	663.1	7.9
2023	46.8	-	-	-	-	3.5	20.3	-	-	-	-	-	20.3	683.4	5.2
2024 (10)	39.0	-	-	-	-	2.7	12.8	-	-	-	-	-	12.8	696.2	2.9
Rem.	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	676.7	-2.7
11.08 yr	**518.7**	**19.5**	**-**	**-**	**-**	**93.8**	**676.7**	**-**	**-**	**-**	**-**	**-**	**676.7**		**443.3**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	11.08 yr / 14.08 yr
Econ. RLI	5.95yr
Price Deck	SC120111
Price Set	General Price
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves					Net Revenue NPV (M$US)					
	Gross	WI	RI	Co. Share	Net	0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	30.4	19.8	-	19.8	16.9	1,308.7	1,068.0	897.5	772.8	678.7	606.0
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**30.4**	**19.8**	**-**	**19.8**	**16.9**	**1,308.7**	**1,068.0**	**897.5**	**772.8**	**678.7**	**606.0**
Total BTCF						**676.7**	**577.2**	**501.7**	**443.3**	**397.2**	**360.4**

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
PDP Wells
Schutz 5-26H-164N-97W

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	79	86	-
Cum. Production at 2013/09	Mbbl	56	56	-
Gross Lease Oil Reserves	Mbbl	24	30	-
Company Share Oil Reserves	Mbbl	16	20	-

General	
Production Status	Producer:
Well Name	SCHUTZ 5-26H
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1


Schutz 5-26H-164N-97W
Semi-log Rate Time Production History
Gas/Oil Ratio (scf/bbl)
Water Cut (%)
Daily Calendar Oil Production (bbl/day)
Daily Oil Rate (bbl/day/well)
Proved Forecast
Proved & Probable Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01
Current Status	Producer:

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/10	2013/10	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2022/06	2024/10	Initial Decline (%/year)	20.10	15.80
Initial Rate (bopd)	14.0	14.0	Recoverable Res. (Mbbl)	79.5	86.0
Final Rate (bopd)	3.9	4.0	Rem. @2013/09/30(Mbbl)	24.0	30.4

Production Summary to 2013/09/30	
Cum. Oil	55.5 Mbbl
Cum. Water	2989.7 bbl

McDaniel & Associates Consultants Ltd.

13-0383 SC120111

Schutz 5-26H-164N-97W

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01
Current Status	Producer:

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/10	2013/10	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2022/06	2024/10	Initial Decline (%/year)	20.10	15.80
Initial Rate (bopd)	14.0	14.0	Recoverable Res. (Mbbl)	79.5	86.0
Final Rate (bopd)	3.9	4.0	Rem. @2013/09/30(Mbbl)	24.0	30.4

Production Summary to 2013/09/30	
Cum. Oil	55.5 Mbbl
Cum. Water	2989.7 bbl

McDaniel & Associates Consultants Ltd.

13-0383 SC120111

Schutz 5-26H-164N-97W

Semi-log Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Total Fluid (bbl/day)
Daily Calendar Oil Production (bbl/day)
Oil Cut (%)
Proved Forecast
Proved & Probable Forecast
Cumulative Oil Production (Mbbl)

General Information	
Area	PDP Wells
Zone	OUNGRE
Pool	Madison
On Production Date	2006/02/01
Current Status	Producer:

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2013/10	2013/10	Decline Exponent	0.50	0.50
Forecast End (yyyy/mm)	2022/06	2024/10	Initial Decline (%/year)	20.10	15.80
Initial Rate (bopd)	14.0	14.0	Recoverable Res. (Mbbl)	79.5	86.0
Final Rate (bopd)	3.9	4.0	Rem. @2013/09/30(Mbbl)	24.0	30.4

Production Summary to 2013/09/30	
Cum. Oil	55.5 Mbbl
Cum. Water	2989.7 bbl

McDaniel & Associates Consultants Ltd.

13-0383 SC120111

JayHawk Energy Inc.
Production History
Schutz 5-26H-164N-97W
SCHUTZ 5-26H

General	
Area Name	PDP Wells
Pool	Madison
Zones	OUNGRE
Date on Production	2006/02
Well Status	Producer:
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages	2012/10/01 to 2013/09/30	
Oil Rates:	bbl/Cal. day	14.2
	bbl/Op. day	16.8
	bbl/Month	432
Water Cut	%	1

		Operated Day Rates		Monthly Production			Cumulative Production				
Month	Oper. Hours	Oil bbl	Gas Mcf	Oil bbl	Gas Mcf	Water bbl	Oil bbl	Gas MMcf	Water bbl	GOR scf/bbl	Fw %
2010/01	624	20.0		521		5	35,710		2,629		1
2010/02	672	16.4		459		10	36,169		2,639		2
2010/03	744	15.7		488		13	36,657		2,652		3
2010/04	720	16.3		488		7	37,144		2,659		1
2010/05	600	18.2		455		7	37,599		2,666		1
2010/06	552	15.7		362		5	37,961		2,671		1
2010/07	600	21.2		531		12	38,492		2,683		2
2010/08	744	15.9		492		15	38,984		2,698		3
2010/09	720	15.6		467		8	39,451		2,707		2
2010/10	576	19.1		458		5	39,909		2,712		1
2010/11	720	15.6		467		5	40,376		2,717		1
2010/12	720	15.8		474		3	40,850		2,720		1
2011/01	600	16.5		412		5	41,262		2,725		1
2011/02							41,262		2,725		
2011/03	168	65.2		456		40	41,719		2,765		8
2011/04	216	53.0		477		10	42,196		2,775		2
2011/05	744	18.2		564		8	42,759		2,783		1
2011/06	240	32.7		327		8	43,087		2,792		2
2011/07	600	21.8		546		10	43,633		2,802		2
2011/08	744	19.7		609		3	44,242		2,805		1
2011/09	720	15.7		471			44,713		2,805		
2011/10	720	17.8		535			45,248		2,805		
2011/11	696	15.6		451			45,699		2,805		
2011/12	744	16.9		525		7	46,224		2,812		1
2012/01	744	14.2		439		13	46,663		2,825		3
2012/02	696	15.2		440		45	47,103		2,870		9
2012/03	744	16.5		511		7	47,614		2,877		1
2012/04	720	15.7		472		3	48,086		2,880		1
2012/05	744	15.1		468		5	48,554		2,885		1
2012/06	672	14.3		401		7	48,955		2,892		2
2012/07	744	13.9		431		5	49,386		2,897		1
2012/08	744	16.5		512		5	49,898		2,902		1
2012/09	720	14.5		434		10	50,332		2,912		2
2012/10	720	14.0		419		7	50,751		2,919		2
2012/11	720	16.9		507		5	51,259		2,924		1
2012/12	384	21.6		345		5	51,603		2,929		1
2013/01	744	15.0		466		7	52,070		2,936		1
2013/02	408	13.1		222		3	52,292		2,939		1
2013/03	48	44.1		88		5	52,380		2,944		5
2013/04	696	28.3		821		12	53,201		2,956		1
2013/05	744	15.9		494		8	53,695		2,965		2
2013/06	720	15.7		470		3	54,165		2,968		1
2013/07	744	14.7		455		7	54,620		2,975		1
2013/08	744	15.1		468		8	55,088		2,983		2
2013/09	720	14.1		422		7	55,511		2,990		2

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Proved Undeveloped

Sec 35-164N-97W Hz PUD Loc

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2014 (5)	0.65	26.5	4.1	77.65	315.0	-	-	-	-	-	-	-	-	-	-	-	-	315.0
2015	0.65	16.2	5.9	77.65	459.6	-	-	-	-	-	-	-	-	-	-	-	-	459.6
2016	0.65	10.2	3.7	77.65	290.6	-	-	-	-	-	-	-	-	-	-	-	-	290.6
2017	0.65	7.5	2.7	77.65	212.2	-	-	-	-	-	-	-	-	-	-	-	-	212.2
2018	0.65	5.9	2.2	77.65	167.5	-	-	-	-	-	-	-	-	-	-	-	-	167.5
2019	0.65	4.9	1.8	77.65	138.4	-	-	-	-	-	-	-	-	-	-	-	-	138.4
2020	0.65	4.2	1.5	77.65	118.2	-	-	-	-	-	-	-	-	-	-	-	-	118.2
2021	0.65	3.6	1.3	77.65	102.7	-	-	-	-	-	-	-	-	-	-	-	-	102.7
2022	0.65	3.2	1.2	77.65	91.0	-	-	-	-	-	-	-	-	-	-	-	-	91.0
2023	0.65	2.9	1.1	77.65	81.7	-	-	-	-	-	-	-	-	-	-	-	-	81.7
2024 (7)	0.65	2.5	0.5	77.65	42.0	-	-	-	-	-	-	-	-	-	-	-	-	42.0
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr			**26.0**	**77.65**	**2,018.9**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,018.9**

Year	Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2014 (5)	53.2	-	-	-	-	53.2	16.9	315.0	-	315.0	53.2	-	261.8
2015	77.7	-	-	-	-	77.7	16.9	459.6	-	459.6	77.7	-	381.9
2016	49.1	-	-	-	-	49.1	16.9	290.6	-	290.6	49.1	-	241.5
2017	35.9	-	-	-	-	35.9	16.9	212.2	-	212.2	35.9	-	176.3
2018	28.3	-	-	-	-	28.3	16.9	167.5	-	167.5	28.3	-	139.2
2019	23.4	-	-	-	-	23.4	16.9	138.4	-	138.4	23.4	-	115.0
2020	20.0	-	-	-	-	20.0	16.9	118.2	-	118.2	20.0	-	98.3
2021	17.4	-	-	-	-	17.4	16.9	102.7	-	102.7	17.4	-	85.4
2022	15.4	-	-	-	-	15.4	16.9	91.0	-	91.0	15.4	-	75.6
2023	13.8	-	-	-	-	13.8	16.9	81.7	-	81.7	13.8	-	67.9
2024 (7)	7.1	-	-	-	-	7.1	16.9	42.0	-	42.0	7.1	-	34.9
Rem.	-	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr	**341.2**	**-**	**-**	**-**	**-**	**341.2**	**16.9**	**2,018.9**	**-**	**2,018.9**	**341.2**	**-**	**1,677.7**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2014 (5)	22.0	3.4	261.8	-	-	-	-	-	-	-	-	-
2015	13.5	4.9	381.9	-	-	-	-	-	-	-	-	-
2016	8.5	3.1	241.5	-	-	-	-	-	-	-	-	-
2017	6.2	2.3	176.3	-	-	-	-	-	-	-	-	-
2018	4.9	1.8	139.2	-	-	-	-	-	-	-	-	-
2019	4.1	1.5	115.0	-	-	-	-	-	-	-	-	-
2020	3.5	1.3	98.3	-	-	-	-	-	-	-	-	-
2021	3.0	1.1	85.4	-	-	-	-	-	-	-	-	-
2022	2.7	1.0	75.6	-	-	-	-	-	-	-	-	-
2023	2.4	0.9	67.9	-	-	-	-	-	-	-	-	-
2024 (7)	2.1	0.4	34.9	-	-	-	-	-	-	-	-	-
Rem.	-	-	-	-	-	-	-	-	-	-	-	-
10.00 yr		**21.6**	**1,677.7**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs G&G M$US	Capital Costs Property & Leasehold M$US	Capital Costs Tangible M$US	Capital Costs Intangible M$US	Capital Costs Total M$US	Before Tax Cash Flow BTCF M$US	Before Tax Cash Flow Cum. M$US	Before Tax Cash Flow NPV @ 15.00 % M$US
2014 (5)	13.8	-	-	-	-	30.1	217.9	-	-	65.0	845.0	910.0	-692.1	-692.1	-625.9
2015	33.2	-	-	-	-	43.9	304.8	-	-	-	-	-	304.8	-387.3	240.6
2016	33.2	-	-	-	-	27.8	180.6	-	-	-	-	-	180.6	-206.7	123.6
2017	33.2	-	-	-	-	20.3	122.9	-	-	-	-	-	122.9	-83.8	73.1
2018	33.2	-	-	-	-	16.0	90.0	-	-	-	-	-	90.0	6.2	46.5
2019	33.2	-	-	-	-	13.2	68.6	-	-	-	-	-	68.6	74.8	30.8
2020	33.2	-	-	-	-	11.3	53.8	-	-	-	-	-	53.8	128.6	21.0
2021	33.2	-	-	-	-	9.8	42.4	-	-	-	-	-	42.4	171.0	14.4
2022	33.2	-	-	-	-	8.7	33.8	-	-	-	-	-	33.8	204.8	10.0
2023	33.2	-	-	-	-	7.8	26.9	-	-	-	-	-	26.9	231.7	6.9
2024 (7)	19.3	-	-	-	-	4.0	11.5	-	-	-	-	-	11.5	243.3	2.7
Rem.	-	19.5	-	-	-	-	-19.5	-	-	-	-	-	-19.5	223.8	-2.5
10.00 yr	**331.5**	**19.5**	**-**	**-**	**-**	**192.9**	**1,133.8**	**-**	**-**	**65.0**	**845.0**	**910.0**	**223.8**		**-58.8**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	10.00 yr / 14.00 yr
Econ. RLI	0.00yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves Gross	Remaining Reserves WI	Remaining Reserves RI	Remaining Reserves Co. Share	Remaining Reserves Net	Net Revenue NPV (M$US) 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	40.0	26.0	-	26.0	21.6	1,677.7	1,398.0	1,192.4	1,036.4	914.9	817.9
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**40.0**	**26.0**	**-**	**26.0**	**21.6**	**1,677.7**	**1,398.0**	**1,192.4**	**1,036.4**	**914.9**	**817.9**
Total BTCF						**223.8**	**100.4**	**9.3**	**-58.8**	**-110.3**	**-149.6**

JayHawk Energy Inc.

Constant Prices and Costs as of September 30, 2013

Proved + Prob. Undeveloped

Sec 35-164N-97W Hz PUD Loc

Year	WI Wells	WI Share Oil Cal Day Rate bbl/d	WI Share Oil Volume Mbbl	WI Share Oil Avg. Price $US/bbl	WI Share Oil Sales Revenue M$US	WI Share Sales Gas Cal Day Rate Mcf/d	WI Share Sales Gas Volume MMcf	WI Share Sales Gas Avg. Price $US/Mcf	WI Share Sales Gas Sales Revenue M$US	WI Share Liquids Cal Day Rate bbl/d	WI Share Liquids Volume Mbbl	WI Share Liquids Avg. Price $US/bbl	WI Share Liquids Sales Revenue M$US	WI Share Sulphur Cal Day Rate LT/d	WI Share Sulphur Volume MLT	WI Share Sulphur Avg. Price $US/LT	WI Share Sulphur Sales Revenue M$US	WI Sales Revenue M$US
2014 (5)	0.65	27.9	4.3	77.65	330.9	-	-	-	-	-	-	-	-	-	-	-	-	330.9
2015	0.65	18.7	6.8	77.65	530.4	-	-	-	-	-	-	-	-	-	-	-	-	530.4
2016	0.65	12.6	4.6	77.65	357.1	-	-	-	-	-	-	-	-	-	-	-	-	357.1
2017	0.65	9.5	3.5	77.65	268.4	-	-	-	-	-	-	-	-	-	-	-	-	268.4
2018	0.65	7.6	2.8	77.65	215.6	-	-	-	-	-	-	-	-	-	-	-	-	215.6
2019	0.65	6.4	2.3	77.65	180.1	-	-	-	-	-	-	-	-	-	-	-	-	180.1
2020	0.65	5.5	2.0	77.65	155.1	-	-	-	-	-	-	-	-	-	-	-	-	155.1
2021	0.65	4.8	1.7	77.65	135.6	-	-	-	-	-	-	-	-	-	-	-	-	135.6
2022	0.65	4.3	1.6	77.65	120.7	-	-	-	-	-	-	-	-	-	-	-	-	120.7
2023	0.65	3.8	1.4	77.65	108.7	-	-	-	-	-	-	-	-	-	-	-	-	108.7
2024	0.65	3.5	1.3	77.65	99.2	-	-	-	-	-	-	-	-	-	-	-	-	99.2
2025	0.65	3.2	1.2	77.65	90.7	-	-	-	-	-	-	-	-	-	-	-	-	90.7
2026	0.65	3.0	1.1	77.65	83.8	-	-	-	-	-	-	-	-	-	-	-	-	83.8
2027	0.65	2.7	1.0	77.65	77.9	-	-	-	-	-	-	-	-	-	-	-	-	77.9
Rem.	0.65	2.6	0.2	77.65	18.6	-	-	-	-	-	-	-	-	-	-	-	-	18.6
13.67 yr			**35.7**	**77.65**	**2,772.7**		**-**	**-**	**-**		**-**	**-**	**-**		**-**	**-**	**-**	**2,772.7**

Year	Royalties & Burdens: Lease Royalty M$US	Overriding Royalty M$US	Manual Royalty M$US	NPI Payable M$US	Regime Burdens M$US	Total Roy. & Burdens M$US	Total Roy. & Burdens %	WI Sales Revenue M$US	RI Revenue M$US	Co. Share Revenue M$US	Total Roy. & Burdens M$US	Regime Credits M$US	Net Revenue M$US
2014 (5)	55.9	-	-	-	-	55.9	16.9	330.9	-	330.9	55.9	-	275.0
2015	89.6	-	-	-	-	89.6	16.9	530.4	-	530.4	89.6	-	440.7
2016	60.3	-	-	-	-	60.3	16.9	357.1	-	357.1	60.3	-	296.7
2017	45.4	-	-	-	-	45.4	16.9	268.4	-	268.4	45.4	-	223.0
2018	36.4	-	-	-	-	36.4	16.9	215.6	-	215.6	36.4	-	179.1
2019	30.4	-	-	-	-	30.4	16.9	180.1	-	180.1	30.4	-	149.7
2020	26.2	-	-	-	-	26.2	16.9	155.1	-	155.1	26.2	-	128.9
2021	22.9	-	-	-	-	22.9	16.9	135.6	-	135.6	22.9	-	112.7
2022	20.4	-	-	-	-	20.4	16.9	120.7	-	120.7	20.4	-	100.3
2023	18.4	-	-	-	-	18.4	16.9	108.7	-	108.7	18.4	-	90.3
2024	16.8	-	-	-	-	16.8	16.9	99.2	-	99.2	16.8	-	82.4
2025	15.3	-	-	-	-	15.3	16.9	90.7	-	90.7	15.3	-	75.4
2026	14.2	-	-	-	-	14.2	16.9	83.8	-	83.8	14.2	-	69.6
2027	13.2	-	-	-	-	13.2	16.9	77.9	-	77.9	13.2	-	64.7
Rem.	3.1	-	-	-	-	3.1	16.9	18.6	-	18.6	3.1	-	15.4
13.67 yr	**468.6**	**-**	**-**	**-**	**-**	**468.6**	**16.9**	**2,772.7**	**-**	**2,772.7**	**468.6**	**-**	**2,304.1**

Year	Net Oil Cal Day Rate bbl/d	Net Oil Volume Mbbl	Net Oil Net Revenue M$US	Net Sales Gas Cal Day Rate Mcf/d	Net Sales Gas Volume MMcf	Net Sales Gas Net Revenue M$US	Net Liquids Cal Day Rate bbl/d	Net Liquids Volume Mbbl	Net Liquids Net Revenue M$US	Net Sulphur Cal Day Rate LT/d	Net Sulphur Volume MLT	Net Sulphur Net Revenue M$US
2014 (5)	23.1	3.5	275.0	-	-	-	-	-	-	-	-	-
2015	15.6	5.7	440.7	-	-	-	-	-	-	-	-	-
2016	10.4	3.8	296.7	-	-	-	-	-	-	-	-	-
2017	7.9	2.9	223.0	-	-	-	-	-	-	-	-	-
2018	6.3	2.3	179.1	-	-	-	-	-	-	-	-	-
2019	5.3	1.9	149.7	-	-	-	-	-	-	-	-	-
2020	4.5	1.7	128.9	-	-	-	-	-	-	-	-	-
2021	4.0	1.5	112.7	-	-	-	-	-	-	-	-	-
2022	3.5	1.3	100.3	-	-	-	-	-	-	-	-	-
2023	3.2	1.2	90.3	-	-	-	-	-	-	-	-	-
2024	2.9	1.1	82.4	-	-	-	-	-	-	-	-	-
2025	2.7	1.0	75.4	-	-	-	-	-	-	-	-	-
2026	2.5	0.9	69.6	-	-	-	-	-	-	-	-	-
2027	2.3	0.8	64.7	-	-	-	-	-	-	-	-	-
Rem.	2.2	0.2	15.4	-	-	-	-	-	-	-	-	-
13.67 yr		**29.7**	**2,304.1**		**-**	**-**		**-**	**-**		**-**	**-**

Year	Operating Costs M$US	Abandon. M$US	Salvage M$US	Other Revenue M$US	Ad Valorem M$US	Severance M$US	Net Op. Income M$US	Capital Costs: G&G M$US	Property & Leasehold M$US	Tangible M$US	Intangible M$US	Total M$US	Before Tax Cash Flow: BTCF M$US	Cum. M$US	NPV @ 15.00 % M$US
2014 (5)	13.8	-	-	-	-	31.6	229.5	-	-	65.0	845.0	910.0	-680.5	-680.5	-615.9
2015	33.2	-	-	-	-	50.7	356.9	-	-	-	-	-	356.9	-323.6	281.3
2016	33.2	-	-	-	-	34.1	229.4	-	-	-	-	-	229.4	-94.1	157.0
2017	33.2	-	-	-	-	25.7	164.2	-	-	-	-	-	164.2	70.1	97.6
2018	33.2	-	-	-	-	20.6	125.4	-	-	-	-	-	125.4	195.5	64.8
2019	33.2	-	-	-	-	17.2	99.3	-	-	-	-	-	99.3	294.8	44.6
2020	33.2	-	-	-	-	14.8	80.9	-	-	-	-	-	80.9	375.8	31.6
2021	33.2	-	-	-	-	13.0	66.5	-	-	-	-	-	66.5	442.3	22.6
2022	33.2	-	-	-	-	11.5	55.6	-	-	-	-	-	55.6	497.9	16.4
2023	33.2	-	-	-	-	10.4	46.8	-	-	-	-	-	46.8	544.7	12.0
2024	33.2	-	-	-	-	9.5	39.8	-	-	-	-	-	39.8	584.5	8.9
2025	33.2	-	-	-	-	8.7	33.6	-	-	-	-	-	33.6	618.1	6.5
2026	33.2	-	-	-	-	8.0	28.5	-	-	-	-	-	28.5	646.6	4.8
2027	33.2	-	-	-	-	7.4	24.1	-	-	-	-	-	24.1	670.7	3.5
Rem.	8.3	19.5	-	-	-	1.8	-14.1	-	-	-	-	-	-14.1	656.6	-0.8
13.67 yr	**453.1**	**19.5**	**-**	**-**	**-**	**265.0**	**1,566.6**	**-**	**-**	**65.0**	**845.0**	**910.0**	**656.6**		**134.9**

Country/State	United States/North Dakota
Econ. Calc. Date	Oct 2012
Avg. WI Share	65.00 %
Econ. Life/To Aban.	13.67 yr / 17.67 yr
Econ. RLI	0.00yr
Price Deck	SC120111
Price Set	N/A
Economic Limit	Applied - Net Op. Income 0.00 %
COS / COO	100.0 % / 100.0 %
Oil Reserves Type	Light and Medium Oil
Gas Reserves Type	N/A

Product	Remaining Reserves: Gross	WI	RI	Co. Share	Net	Net Revenue NPV (M$US): 0.00 %	5.00 %	10.00 %	15.00 %	20.00 %	25.00 %
Oil (Mbbl)	54.9	35.7	-	35.7	29.7	2,304.1	1,829.1	1,507.1	1,277.9	1,107.8	977.1
Sales Gas (MMcf)	-	-	-	-	-	-	-	-	-	-	-
Liquids (Mbbl)	-	-	-	-	-	-	-	-	-	-	-
Sulphur (MLT)	-	-	-	-	-	-	-	-	-	-	-
Total (MBOE) / Net Rev.	**54.9**	**35.7**	**-**	**35.7**	**29.7**	**2,304.1**	**1,829.1**	**1,507.1**	**1,277.9**	**1,107.8**	**977.1**
Total BTCF						**656.6**	**417.8**	**252.7**	**134.9**	**48.8**	**-15.7**

JayHawk Energy Inc.

Reserve Estimates
Constant Prices and Costs as of September 30, 2013
Total Reserves
Undeveloped Locations
Sec 35-164N-97W Hz PUD Loc

OUNGRE Zone

Reserve Factors	Units	Total Proved	Total Proved & Probable	Total Proved, Probable & Possible
Porosity	%	-	-	-
Water Saturation	% PV	-	-	-
Gas Saturation	%	-	-	-
Oil Shrinkage	frac.	-	-	-
Discovered OIIP/Rock Volume	bbl/ac-ft	-	-	-
Crude Oil Gravity	API	-	-	-

Reservoir Volumes				
Productive Area	ac	-	-	-
Net Thickness	ft	-	-	-
Porosity X Thickness	ft	-	-	-
Rock Volume	ac-ft	-	-	-

Reserves at October 1, 2013				
Discovered OIIP	Mbbl	-	-	-
Recovery Factor	%	-	-	-
Recoverable Oil	Mbbl	40	55	-
Gross Lease Oil Reserves	Mbbl	40	55	-
Company Share Oil Reserves	Mbbl	26	36	-

General	
Production Status	Producer: Producer
Well Name	Burner 1-34H-164N-97W Copy
Pool Name	Madison
Zone Depth (MD)	-
Reserves based on	Performance Analysis
Number of Wells	1

Comments

Reserves based on analysis of offsetting producers

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate Time Production History



Gas/Oil Ratio (scf/bbl)
50
45
40
35
30
25
20
15
10
5
0
Daily Calendar Oil Production (bbl/day)
100
10
1
0.1
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Proved Forecast
Proved & Probable Forecast

General Information		Forecast Summary	TP	TPP		TP	TPP
Area	Undeveloped Locations	Forecast Start (yyyy/mm)	2014/08	2014/08	Decline Exponent	1.00	1.00
Zone	OUNGRE	Forecast End (yyyy/mm)	2024/07	2028/03	Initial Decline (%/year)	115.30	83.90
Pool	Madison	Initial Rate (bopd)	47.7	48.3	Recoverable Res. (Mbbl)	40.0	54.9
Current Status	Producer: Producer	Final Rate (bopd)	2.7	4.0	Rem. @2013/09/30(Mbbl)	40.0	54.9

McDaniel & Associates Consultants Ltd.

Sec 35-164N-97W Hz PUD Loc

Rate/Cum Production History



Gas/Oil Ratio (scf/bbl)
Daily Calendar Oil Production (bbl/day)
Cumulative Oil Production (Mbbl)
Proved Forecast
Proved & Probable Forecast

General Information	
Area	Undeveloped Locations
Zone	OUNGRE
Pool	Madison
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2014/08	2014/08	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2024/07	2028/03	Initial Decline (%/year)	115.30	83.90
Initial Rate (bopd)	47.7	48.3	Recoverable Res. (Mbbl)	40.0	54.9
Final Rate (bopd)	2.7	4.0	Rem. @2013/09/30(Mbbl)	40.0	54.9

McDaniel & Associates Consultants Ltd.

Sec 35-164N-97W Hz PUD Loc

Semi-log Rate/Cum Production History


Gas/Oil Ratio (scf/bbl)
50
45
40
35
30
25
20
15
10
5
0
Daily Calendar Oil Production (bbl/day)
100
10
1
0.1
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
80
Cumulative Oil Production (Mbbl)
Proved Forecast
Proved & Probable Forecast

General Information	
Area	Undeveloped Locations
Zone	OUNGRE
Pool	Madison
Current Status	Producer: Producer

Forecast Summary	TP	TPP		TP	TPP
Forecast Start (yyyy/mm)	2014/08	2014/08	Decline Exponent	1.00	1.00
Forecast End (yyyy/mm)	2024/07	2028/03	Initial Decline (%/year)	115.30	83.90
Initial Rate (bopd)	47.7	48.3	Recoverable Res. (Mbbl)	40.0	54.9
Final Rate (bopd)	2.7	4.0	Rem. @2013/09/30(Mbbl)	40.0	54.9

McDaniel & Associates Consultants Ltd.

	General
Area Name	Undeveloped Locations
Pool	Madison
Zones	OUNGRE
Well Status	Producer: Producer
Status Date	2014/01
Operator	JAYHAWK ENERGY INCORPORATED

12 Month Averages **2012/10/01 to 2013/09/30**